UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
E2OPEN Parent Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

Proxy Statement 2023 Annual Meeting of Stockholders

To all e2open Stockholders:

It is with great pleasure that we invite you to our 2023 Annual Meeting of Stockholders. The meeting will be held on Friday, July 7, 2023 at 9:00 a.m. EDT. This year’s Annual Meeting will be a virtual-only meeting. You can attend the Annual Meeting, vote, and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

Whether or not you plan to attend the virtual Annual Meeting, your vote on these matters is important to us. Stockholders of record can vote their shares online, by using a toll-free telephone number or by completing a proxy card and mailing it in the return envelope provided. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares.

On behalf of the Board of Directors and the management of e2open, we appreciate your continued support and interest in e2open.

Michael Farlekas Chief Executive Officer

Additional Information

The accompanying document is the proxy statement of e2open for the annual meeting. This proxy statement is available without charge to stockholders of e2open upon written or oral request. This document and other filings by e2open with the U.S. Securities and Exchange Commission (the “SEC”) may be obtained by either written or oral request to E2open Parent Holdings Inc., 9600 Great Hills Trail, Suite 300E Austin, TX 78759 or by telephone at (866) 432-6736.

The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. You may obtain copies of the materials described above at the commission’s internet site at www.sec.gov.

See the section entitled “Where You Can Find More Information” of the proxy statement for further information.

Information contained on the e2open website, or any other website, is expressly not incorporated by reference into the accompanying proxy statement.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the annual meeting, or no later than June 30, 2023.

E2open Proxy Statement 2023 |	2

E2open Parent Holdings, Inc. 9600 Great Hills Trail, Suite 300E Austin, TX 78759 NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of E2open Parent Holdings, Inc.:

The 2023 Annual Meeting of Stockholders of E2open Parent Holdings, Inc. will be held on July 7, 2023, at 9:00 a.m. EDT. This year’s Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. A virtual meeting provides expanded access from any location around the world, improved communication and cost savings for our stockholders and the Company. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

You are invited to attend the Annual Meeting, to be held for the following purpose (the “Stockholder Proposals”):

1.	To elect three director nominees to serve as Class II directors on the Board of Directors until our 2026 Annual Meeting of Stockholders (Proposal No. 1);

2.	To hold an advisory vote to approve the compensation of our named executive officers (Proposal No. 2);

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2024 (Proposal No. 3); and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on Monday, May 8, 2023, are entitled to notice of, and to vote at, the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 7, 2023: THIS PROXY STATEMENT, FORM OF PROXY CARD AND OUR FISCAL YEAR 2023 ANNUAL REPORT ARE AVAILABLE AT WWW.E2OPEN.COM.

Whether or not you plan to attend the virtual Annual Meeting and regardless of the number of shares you own, please vote as promptly as possible via the Internet or by telephone in accordance with the instructions in your proxy materials. If you later desire to revoke you proxy for any reason, you may do so in the manner described in the attached proxy statement. For further information concerning the individuals nominated as directors, the proposals being voted upon, use of the proxy and other related matters, you are urged to read the attached proxy statement.

After careful consideration, the Board of Directors of E2open has determined that the Stockholder Proposals are advisable and in the best interests of E2open and its stockholders and unanimously recommends that the holders of E2open’s Class A Common Stock and Class V Common Stock entitled to vote with respect to each of the Stockholder Proposals, vote or give instruction to vote “FOR” each noted proposal.

Jennifer Grafton
Executive Vice President, General Counsel and Secretary May 26, 2023

E2open Proxy Statement 2023 |	3

Proxy Statement

2023 Annual Meeting of Stockholders

www.e2open.com

www.e2open.com

    Proxy

    Summary

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about these topics, please review our Annual Report on Form 10-K for fiscal 2023 and the contents of this Proxy Statement. Fiscal 2023 began on March 1, 2022 and ended on February 28, 2023. Fiscal 2024 began on March 1, 2023 and ends on February 29, 2024.

The Notice of Internet Availability of Proxy Materials, this Proxy Statement and the accompanying proxy card or voting instruction card, including an Internet link to our Annual Report on Form 10-K for fiscal 2023, were first made available to stockholders on or about May 26, 2023.

2023 Annual Meeting of Stockholders

E2open Proxy Statement 2023 |	7

Director Nominees

In Proposal No. 1, we are asking you to vote FOR each of the 3 Class II director nominees listed below. Each director attended at least 75% of all Board meetings and applicable committee meetings during fiscal 2023.

Nominee	Age	Director Since	Independent	Current Committees

Mr. Martin Fichtner Managing Director TMT Temasek International, LLC	46	2021		• Compensation • Audit

Mr. Ryan Hinkle Managing Director Insights Partners	42	2021		• Compensation • Nominating, Sustainability, & Governance

Mr. Timothy Maudlin Veteran of the venture capital industry; Experienced public and private company director	72	2021		• Audit • Nominating, Sustainability, & Governance

Executive Compensation Highlights

Fiscal 2023 | Named Executive Officers (NEOs)

**MICHAEL FARLEKAS**
CHIEF EXECUTIVE OFFICER

**MARJE ARMSTRONG**
CHIEF FINANCIAL OFFICER

**PETER HANTMAN**
CHIEF OPERATING OFFICER

**LAURA L. FESE**
EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

**PAWAN JOSHI**
EXECUTIVE VICE PRESIDENT, PRODUCT MANAGEMENT & STRATEGY

For fiscal 2023, we had two chief financial officers due to Mr. Jarett Janik's departure. As such, all disclosure for fiscal 2023 will include compensation disclosure for both Mr. Janik and Ms. Armstrong. Ms. Fese retired as of the close of business on February 28, 2023 and is no longer an executive officer. However, she served as General Counsel and as an executive officer for all of fiscal 2023, and as such full disclosure is included for Ms. Fese.

E2open Proxy Statement 2023 |	8

Best Practices We Employ

__

•  High proportion of compensation for our CEO and executive officers is performance-based and aligned with stockholders’ interests

•  Caps on maximum payout of bonuses and performance-based equity awards

•  Cliffs built into our performance-based cash and equity programs where components pay out at zero if goals are not met

•  Robust stock ownership guidelines

•  Disciplined and benchmarked dilution rates for the annual equity pool

•  Compensation recovery (clawback) policy for cash bonuses in the event of a financial restatement

•  Independent Compensation Committee

•  Annual risk assessment of compensation programs

•  Independent compensation consultant

•  Anti-hedging policy applicable to all employees and directors

Practices We Avoid

__

•  No single-trigger change in control vesting of equity awards

•  No change in control acceleration of performance-based cash bonuses

•  No minimum guaranteed vesting for performance-based equity awards granted to our NEOs

•  No “golden parachute” tax reimbursements or gross-ups for NEOs

•  No supplemental executive retirement plans, executive pensions or excessive retirement benefits

•  No repricing, cash-out or exchange of “underwater” stock options without stockholder approval

E2open Proxy Statement 2023 |	9

How do I vote?

We are providing these proxy materials in connection with E2open Parent Holdings, Inc.’s 2023 Annual Meeting of Stockholders (the Annual Meeting). The Notice of Internet Availability of Proxy Materials (the Notice), this proxy statement and the accompanying proxy card or voting instruction card, including an Internet link to our most recently filed Annual Report on Form 10-K, were first made available to stockholders on or about May 26, 2023. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day up until the start of the meeting.

01     Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to http://www.proxypush.com/ETWO and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

02     Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-362-5470. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction card in hand when you call.

03     Vote by Mail

If you have requested printed proxy materials, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Proxy Tabulator, P.O. BOX 8016. Cary, NC 27512-9903. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.

Please note that if you received a Notice, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet and how to request paper copies of the proxy materials.

E2open Proxy Statement 2023 |	10

How do I vote? (cont.)

04     Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote on the virtual meeting platform. The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

05     Attending the Annual Meeting

This year’s Annual Meeting will be held in a virtual format only. The accompanying proxy materials and the meeting’s website, https://www.proxydocs.com/ETWO, include instructions on how to participate in the meeting and how you may vote your shares of E2open stock. To be admitted to the Annual Meeting online, vote and submit questions during the meeting, you must enter the control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves enough time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
We encourage you to access the Annual Meeting before it begins. Online check-in will start 15 minutes before the meeting on July 7, 2023. If you have difficulty accessing the meeting, please call the technical support number that will be posted on the meeting log-in page.

Q&A at the Annual Meeting

E2open Proxy Statement 2023 |	11

Board of

Directors

Keith Abell	Independent Director Class I
Age: 65
Committees: Risk (Chair), Audit

Keith W. Abell has served on our board of directors since April 2021. Mr. Abell currently serves on the board of directors of CC Neuberger Principal Holdings III (NYSE: PRPC). In 2022, Mr. Abell co-founded N4XT Experiences LLC, a live events company. In 2010, Mr. Abell co-founded Sungate Properties, LLC, a real estate investment company, after managing private investments during 2007 to 2009. From 1994 to 2007, Mr. Abell was a co-founder of, and served in a variety of senior management roles at, GSC Group (and its predecessor, Greenwich Street Capital Partners, L.P.), an alternative asset manager. Prior to that, Mr. Abell was a Managing Director at Blackstone until 1994 where he, among other things, founded the firm’s first Hong Kong office. Prior to Blackstone, Mr. Abell served as a Vice President at Goldman, Sachs & Co., where he worked in the global finance, corporate finance and mergers and acquisitions departments. Mr. Abell serves as the treasurer and as a director of the National Committee on United States-China Relations. Mr. Abell has formerly served as a director of numerous public and private companies and non-profit organizations.

E2open Proxy Statement 2023 |	13

Chinh Chu	Independent Director Class III
Chairman of the Board
Age: 56
Committees: Compensation (Chair)

Chinh E. Chu has served as the Chairman of our board of directors since February 2021 and has served on our board of directors since January 14, 2020. Mr. Chu served as our Chief Executive Officer prior to our initial public offering. Mr. Chu currently serves on the board of directors of CC Neuberger Principal Holdings III (NYSE: PRPC), Getty Images Holdings, Inc (NYSE: GETY) and Dun & Bradstreet Holdings, Inc. (NYSE: DNB) (Dun & Bradstreet). Mr. Chu has served as a member of Dun & Bradstreet’s board of directors since the transaction to take Dun & Bradstreet private in February 2019. Mr. Chu served as the Chief Executive Officer and Director of CC Neuberger Principal Holdings II (NYSE: PRPB) from May 2020 until the consummation of the business combination with Getty Images, to form Getty Images Holdings, Inc. (NYSE: GETY) in July 2022. Mr. Chu has over 25 years of investment and acquisition experience. Mr. Chu is the Founder and Managing Partner at CC Capital, a private investment firm which he founded in 2015. Before founding CC Capital, Mr. Chu worked at Blackstone from 1990 to 2015. Mr. Chu was a Senior Managing Director at Blackstone since 2000, and previously served as Co-Chair of Blackstone’s Private Equity Executive Committee and was a member of Blackstone’s Executive Committee. Mr. Chu served as Co-Chairman of FGL Holdings from April 2016 until June 2020 when it was acquired. Mr. Chu previously served as a director of Collier Creek Holdings, a special purpose acquisition company he co-founded in April 2018 which announced its business combination with Utz on June 5, 2020, and NCR Corporation. Mr. Chu previously served as a director of Kronos Incorporated, SunGard Data Systems, Inc., Stiefel Laboratories,

Freescale Semiconductor, Ltd. Biomet, Inc., Alliant, Celanese Corporation, Nalco Company, DJO Global, Inc., HealthMarkets, Inc., Nycomed, Alliant Insurance Services, Inc., the London International Financial Futures and Options Exchange, Graham Packaging and AlliedBarton Security Services. Before joining Blackstone in 1990, Mr. Chu worked at Salomon Brothers in the Mergers & Acquisitions Department.

E2open Proxy Statement 2023 |	14

Stephen Daffron	Independent Director Class I
Age: 65
Committees: NSG (Chair), Risk

Dr. Stephen Daffron has served on our board of directors since February 2021. Dr. Daffron joined Motive Partners in 2016 and is a Co- Founder and Industry Partner. Most recently in his capacity as an Industry Partner, between January 2019 and May 2021, Stephen was the President of Dun & Bradstreet, a Motive Partners portfolio firm, where he led the company’s transformation and growth strategy, execution and operations. Stephen also serves as a member of the board of directors at QOMPLX and is an independent director at Motive Capital Corp (NYSE: MOTV.U), the special purpose acquisition corporation sponsored by Motive’s funds. Prior to that role, Dr. Daffron spent more than two decades on Wall Street holding senior leadership positions at Renaissance Technologies Corp., Citigroup Inc. and Goldman, Sachs & Co. Prior to his career in finance, Dr. Daffron served as an Associate Professor at the United States Military Academy at West Point, and in various command and staff positions in the U.S. Army around the world.

E2open Proxy Statement 2023 |	15

Martin Fichtner	Independent Director Class II
Age: 45
Committees: Compensation, Audit

Director Nominee at this Annual Meeting
Martin Fichtner has served on our board of directors since September 2021. Mr. Martin Fichtner joined Temasek in May 2019 and is currently Managing Director for Temasek International (USA) LLC. He is currently Head of West Coast and Deputy Head of Technology & Consumer. Before joining Temasek, Martin had over 16 years of investing experience across the broad technology landscape. Most recently, Mr. Fichtner was at technology private equity firm Silver Lake, where he was Managing Director of Silver Lake Kraftwerk, a fund focused on technology-enabled growth businesses. Earlier, Mr. Fichtner was a Principal and founding member of Elevation Partners, a private equity firm focused on online, media, and consumer related technology sectors. Prior to becoming a private equity investor, Mr. Fichtner was an investment banker at Goldman, Sachs & Co. He holds a Bachelor of Science in Industrial Engineering and a Master of Science in Engineering Economic Systems & Operations Research, both from Stanford University.

E2open Proxy Statement 2023 |	16

Eva Harris	Independent Director Class I
Age: 52
Committees: Compensation, Audit

Eva F. Harris has served on our board of directors since April 2020. Ms. Harris is currently President of Big Pond Inc. Most recently, Ms. Harris served as the Chief Strategy Officer of Duck Creek Technologies (NASDAQ: DCT), a leading SaaS software company serving the property and casualty insurance industry, where she spearheaded development and execution of corporate strategy through 2022. Previously, Ms. Harris was the Senior Vice President and Chief Financial Officer at Verisk Analytics (NASDAQ: VRSK), a data analytics and risk assessment firm. Prior to joining Verisk Analytics, Ms. Harris was a Managing Director in telecom, media and technology investment banking at JP Morgan Chase & Co. (JP Morgan) (NYSE: JPM), where she was responsible for the marketing and information services practice. Ms. Harris’s client base included companies providing data and analytics to a variety of industry verticals, such as consumer and media, financial services, insurance and automotive. At JP Morgan, Ms. Harris advised clients on equity and debt financing transactions, as well as significant sector acquisitions.

E2open Proxy Statement 2023 |	17

Ryan Hinkle	Independent Director Class II
Age: 42
Committees: Compensation, Nominating,
Sustainability & Governance

Director Nominee at this Annual Meeting

Ryan M. Hinkle has served on our board of directors since February 2021. Mr. Hinkle served as a member of the board of managers of E2open Holdings from March 2015 to February 2021. Mr. Hinkle also serves on numerous private company boards. Mr. Hinkle is a Managing Director of Insight Partners, a venture capital and private equity firm, where he has worked since 2003. Mr. Hinkle holds a Bachelor of Science in Engineering degree in electrical engineering from the University of Pennsylvania and a Bachelor of Science degree in finance from the University of Pennsylvania.

E2open Proxy Statement 2023 |	18

Timothy Maudlin	Independent Director Class II
Age: 72
Committees: Audit (Chair), Nominating,
Sustainability & Governance

Director Nominee at this Annual Meeting

Timothy I. Maudlin has served on our board of directors since February 2021. From January 1989 to December 2007, Mr. Maudlin served as the Managing General partner of Medical Innovation Partners, a venture capital firm. Mr. Maudlin also served as a Principal and the Chief Financial Officer of Venturi Group, LLC, an incubator and venture capital firm, from 1999 to October 2001. Mr. Maudlin currently serves on the board Alteryx, Inc., an analytic process automation platform as well as several private companies. Mr. Maudlin served on the board of Pluralsight, Inc., an online technology skills platform, until April 2021 when he resigned as a director at the closing of the take private transaction. Mr. Maudlin previously served on the boards of ExactTarget, Inc. from May 2008 to July 2013, MediaMind Technologies, Inc. from August 2008 to June 2011, Sucampo Pharmaceuticals, Inc. from September 2006 to February 2013 and Web.com Group, Inc. from February 2002 to October 2018. Mr. Maudlin holds a Master of Management degree with a concentration in Accounting, Finance and Management from the Kellogg School of Management at Northwestern University and a Bachelor of Arts degree in economics from St. Olaf College, and is trained as a Certified Public Accountant (inactive).

E2open Proxy Statement 2023 |	19

Deep Shah	Independent Director Class III
Age: 44
Committees: Nominating, Sustainability &
Governance, Risk

Deep Shah has served on our board of directors since September 2021. Mr. Deep Shah is a Co-President with Francisco Partners. Prior to joining Francisco Partners in 2003, Mr. Shah worked at Morgan Stanley in London. Mr. Shah serves on the board of directors of Bybox, E2Open, GainSystems, and iConectiv. He previously served on a number of boards including Attenti, BluJay Solutions, Click Software, eFront, EG Software, Ex Libris, Masternaut, Metaswitch Networks, NexTraq, Operative, Paysafe and Prometheus Group. Mr. Shah holds an M.A. in Economics from the University of Cambridge (UK) with First Class Honors.

E2open Proxy Statement 2023 |	20

Board of Directors’ Structure and Governance

Nominees for Directors

Our Board of Directors (the “Board”) consists of nine directors. Our certificate of incorporation provides for a classified board of directors: Class I, Class II and Class III. At this Annual Meeting, only the Class II directors (Mr. Fichtner, Mr. Hinkle and Mr. Maudlin) have been nominated for election.

Director Qualifications

Our Corporate Governance Guidelines (described in “Corporate Governance—Corporate Governance Guidelines” on page 30) contain Board membership criteria that apply to Board nominees recommended by the Nominating, Sustainability & Governance Committee (the “NSG Committee”). The NSG Committee strives for a mix of skills, experience and perspectives that will help create an outstanding, diverse, dynamic and effective Board. In selecting nominees, the NSG Committee assesses the independence, character and acumen of candidates and endeavors to collectively establish areas of core competency of the Board, including, among others, industry and technical knowledge and experience; management, accounting and finance expertise; and demonstrated business judgment, leadership and strategic vision. The NSG Committee values a diversity of backgrounds, experience, perspectives and leadership in different fields when identifying nominees.

Below we identify the key experiences, qualifications and skills our director nominees bring to the Board and that the Board considers important in light of e2open’s businesses and industry.

### Industry Knowledge and Experience

We seek to have directors with experience as executives or directors or in other leadership positions in the particular technology industries in which we compete because our success depends on developing and investing in innovative products and technologies. This experience is critical to the Board's ability to understand our products and business, assess our competitive position within the technology industry and the strengths and weaknesses of our competitors, maintain awareness of technology trends and innovations, and evaluate potential acquisitions and our acquisition strategy.

---

### Management, Oversight of Complex Organizations, Accounting and Finance Expertise

We believe that an understanding of management practices, oversight of complex organizations and accounting/finance expertise is important for our directors. We value management experience in our directors as it provides a practical understanding of organizations, processes, strategies, risk management and the methods to drive change and growth that permit the Board to, among other things, identify and recommend improvements to our business operations, sales and marketing approaches and product strategy. We also seek to have at least one independent director who qualifies as an audit committee financial expert, and we expect all of our directors to be financially knowledgeable.

---

### Business Judgment, Leadership and Strategic Vision

We believe that directors with experience in significant leadership positions are commonly required to demonstrate excellent business judgment, leadership skills and strategic vision. We seek directors with these characteristics as they bring important insights to Board deliberations and processes.

E2open Proxy Statement 2023 |	21

Director Qualifications (cont.)

The experiences, qualifications, and skills of each director are included below the directors’ individual biographies on the previous pages. The Board concluded that each of the Class II nominees should serve as a director based on the specific experience and attributes listed below and the direct personal knowledge of each nominee’s previous service on the Board, including the insight and collegiality each nominee brings to the Board’s functions and deliberations. The age of each director is provided as of May 8, 2023, the record date for the Annual Meeting.

Recommendations of Director Candidates

The NSG Committee will consider all properly submitted candidates recommended by stockholders for Board membership. Any stockholder wishing to recommend a candidate for consideration for nomination by the NSG Committee must provide written notice to the Corporate Secretary of e2open by email (generalcounsel@e2open.com) with a confirmation copy sent by mail to the company’s corporate headquarters in Austin, Texas, which address is provided on the proxy notice. The written notice must include the candidate’s name, biographical data and qualifications and a written consent from the candidate agreeing to be named as a nominee and to serve as a director if nominated and elected. By following these procedures, a stockholder will have properly submitted a candidate for consideration. However, there is no guarantee that the candidate will be nominated.

Potential director candidates are generally suggested to the NSG Committee by current Board members and stockholders and are evaluated at meetings of the NSG Committee. In evaluating such candidates, every effort is made to complement and strengthen skills within the existing Board. In addition, the Company is a party to the Amended & Restated Investor Rights Agreement (the “IRA”) that provides CC Capital and its affiliates, affiliates of Insight Partners, Francisco Partners and its affiliates and Temasek the right to appoint directors to the Board, with the number of directors provided for in the IRA. Currently CC Capital has appointed three directors, Insight Partners has appointed two directors, and Francisco Partners and Temasek have appointed one director each. The NSG Committee seeks Board approval of the final candidates recommended by the NSG Committee. The same evaluation procedures apply to all candidates for director, whether submitted by stockholders or otherwise.

Information regarding procedures for the stockholder submission of director nominations to be considered at our next annual meeting of stockholders may be found in “Stockholder Proposals for the 2024 Annual Meeting” on page 77. Submissions must follow the requirements set forth in our bylaws.

E2open Proxy Statement 2023 |	22

Board Meetings

Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with our CEO, the Executive Leadership Team and other officers and employees, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

During fiscal 2023, the Board met five times. Each director attended every meeting of all Board and applicable committee meetings in fiscal 2023. Board members are expected to attend our annual meeting of stockholders.

Number of Board and Committee Meetings Fiscal 2023

Committees, Membership and Meetings

The current standing committees of the Board are the Audit Committee, the Nominating, Sustainability and Governance Committee (“NSG Committee”), the Compensation Committee and the Risk Committee. The Risk Committee was established in October 2021 to provide enhanced oversight of significant areas of risk facing e2open, including cybersecurity, human capital, and global business issues.

Each committee reviews its charter at least annually, or more frequently as legislative and regulatory developments and business circumstances warrant. Each of the committees may make additional recommendations to our Board for revision of its charter to reflect evolving best practices. The charters for all committees are posted on our website at https://investors. e2open.com/governance/governance-documents/default.aspx.

Recommendations of Director Candidates

The table below identifies committee membership as of May 8, 2023, the record date of the Annual Meeting.

	Audit Committee	Compensation Committee	Nominating, Sustainability and Goverance Committee	Risk Committee
Chinh E. Chu Chairman of the Board

Keith Abell

Dr. Stephen C. Daffron

Martin Fichtner

Ryan M. Hinkle					Chairman of the Board

Eva F. Harris					Committee Chair

Timothy I. Maudlin					Committee Member

Deep Shah

The Board has determined that all directors who served during fiscal 2023 on the Compensation, Audit, NSG and Risk Committees were independent under the applicable New York Stock Exchange (“NYSE”) listing standards during the periods they served on those committees. The Board has also determined that all directors who served during fiscal 2023 on the Compensation and Audit Committees satisfied the applicable NYSE and SEC heightened independence standards for members of compensation and audit committees during the periods they served on those committees. See “Corporate Governance—Director Independence” on page 36 for more information.

E2open Proxy Statement 2023 |	23

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audit and integrity of our financial statements; assists the Board in fulfilling its oversight responsibilities regarding audit, finance, accounting, tax and legal compliance; and evaluates merger and acquisition transactions and investment transactions proposed by management. In particular, the Audit Committee is responsible for overseeing the engagement, independence, compensation, retention and services of our independent registered public accounting firm. The Audit Committee’s primary responsibilities and duties are to:

E2open Proxy Statement 2023 |	24

Compensation Committee

The Compensation Committee’s primary responsibilities and duties are to:

•	Review and approve all compensation arrangements, including, as applicable, base salaries, bonuses and equity awards, of our CEO and our other executive officers;

•	Review and approve non-employee director compensation, subject to ratification by the Board;

•	Lead the Board in its evaluation of the performance of our CEO;

•	Review and discuss the Compensation Discussion and Analysis (“CD&A”) portion of our proxy statement with management and determine whether to approve the inclusion of the CD&A in our proxy statement;

•	Review the Compensation Committee Report for inclusion in our proxy statement, as required by SEC rules;

•	Review, approve and administer our stock plans and approve equity awards to certain participants; and

•	Annually assess the risks associated with compensation practices, and programs applicable to our employees to determine whether such risks are appropriate or reasonably likely to have a material adverse effect on e2open.

The Compensation Committee helps us attract and retain talented executive personnel in a competitive market. In determining any component of executive or director compensation, the Compensation Committee considers the aggregate amounts and mix of all components in its decisions. Our legal department, human resources department and the independent compensation consultant support the Compensation Committee in its work. For additional details regarding the Compensation Committee’s role in determining executive compensation, including its engagement of an independent compensation consultant, refer to “Executive Compensation—Compensation Discussion and Analysis” beginning on page 40.

E2open Proxy Statement 2023 |	25

Nominating, Sustainability and Governance Committee

The NSG Committee’s primary responsibilities and duties are to:

•	Review and evaluate the size, composition, function, and duties of the Board consistent with its needs;

•	Identify, consider, recommend, and assist in recruiting qualified candidates for election to the Board;

•	Review and assess the adequacy of our corporate governance policies and procedures, including our Corporate Governance Guidelines;

•	Review the performance of the Board and its committees;

•	Review and assess the adequacy of our policies, plans and procedures regarding succession planning; and

•	Oversee and periodically review our environmental, social and governance (“ESG”) programs, including those involving environmental sustainability, human rights, and anti-slavery.

After e2open became a public company in 2021, the Nominating Committee’s duties were expanded to include ESG and the committee was renamed to Nominating, Sustainability, and Governance to reflect its focus on ESG. The committee’s charter was updated to specifically delegate authority to oversee ESG strategy, metrics, and reporting through quarterly reviews. Since that time, E2open has published annual ESG reports to provide transparency into our policies, practices, and impacts. To further bolster transparency for our stakeholders, e2open conducted a comprehensive materiality assessment in fiscal 2023 to gauge the ESG topics that are material to our business.

## E2open's latest ESG report details our initiatives including:

- The impact of our solutions to sustainably improve global supply chains;
- Solution delivery designed to minimize disruption and risk;
- People programs that support employee wellbeing, engagement, diversity and inclusion, and community support;
- Initiatives to minimize environmental impact for the company and throughout clients' supply chains;
- Processes to promote a fair and ethical culture and sound governance practices and compliance; and
- Disclosing the material aspects of our environmental impact, such as water and energy use and greenhouse gas emissions based on ESG reporting frameworks.

**Our ESG report can be found at our investor website.**

E2open Proxy Statement 2023 |	26

Risk Committee

After a thorough review of the various delegated tasks of the standing committees, the Board voted to create a Risk Committee in October 2021 to focus specifically on the major risks confronting e2open as a global SaaS company. The Risk Committee’s primary responsibilities and duties are to:

•	Review e2open’s risk governance framework;

•	Oversee risk management policies and procedures dealing with risk identification and risk assessment regarding the cybersecurity and other principal operational and business risks facing the Company, whether internal or external in nature and review and approve material changes to such policies;

•	Review and evaluate the various risks related to human capital management, including global attrition and hiring trends, concentration of employees in various jurisdictions and metrics related to diversity and inclusion;

•	Oversight of cybersecurity, including the risks faced by e2open and the policies, guidelines, and process by which management assesses and manages cybersecurity risk;

•	Review e2open’s corporate insurance program including property, casualty, cybersecurity and D&O; and

•	Oversight of e2open’s crisis management framework, including incident response plans.

Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing the management of e2open. Ongoing developments in corporate governance, executive compensation and financial reporting have resulted in increased demand for highly qualified and productive public company directors. In addition, e2open’s acquisitive nature can demand substantial time commitments from our directors.

These considerable time commitments and the many responsibilities and risks of being a director of a public company require that we provide reasonable incentives for our non-employee directors’ continued performance by paying compensation commensurate with their qualifications and significant workload. Our non-employee directors are compensated based on their respective levels of Board participation and responsibilities, including service on Board committees. Our non-employee directors display a high level of commitment and flexibility in their service to e2open. Most directors serve on more than one committee. Annual cash retainers and equity awards granted to our non-employee directors are intended to correlate with the qualifications, responsibilities, and time commitments of each such director.

Annual equity awards capped at a maximum dollar value	Emphasis on equity to align director compensation with our stockholders’ long-term interests
No committee chair equity awards	No per-meeting fees
Robust stock ownership guidelines (see page 31 for details)	No retirement benefits or perquisites

Our employee director, Mr. Farlekas, does not receive separate compensation for serving as a director of e2open.

E2open Proxy Statement 2023 |	27

Fiscal 2023 Director Compensation Table

The following table provides summary information regarding the compensation we paid to our non-employee directors in fiscal 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) (6) ($)	All Other Compensation ($)	Total ($)

Keith Abell	95,000	176,569	—	271,569

Chinh Chu (2)	190,000	176,569	—	366,569

Stephen Daffron	85,590	176,569	—	262,159

Martin Fichtner (3)	—	—	—	—

Eva Harris	75,000	176,569	—	251,569

Ryan Hinkle (4)	75,000	176,569	—	251,569

Timothy Maudlin	97,482	176,569	—	274,051

Deep Shah (5)	75,000	176,569	—	251,569

1.

The amounts reported in this column represent the aggregate grant date fair values of RSUs computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) “Topic 718, Compensation—Stock Compensation (FASB ASC 718)”. The non- employee directors have not presently realized a financial benefit from these awards because none of the RSUs granted in fiscal 2023 have vested. For information on the valuation assumptions used in our stock-based compensation computations, see Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2023.

2.

Mr. Chu was appointed to serve on our Board on behalf of CC Capital pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.3 to our Annual Report on Form 10-K for fiscal 2023. As such, all director fees earned are paid directly to CC Capital.

3.

Mr. Fichtner was appointed to serve on our Board on behalf of Anderson Investments Pte. Ltd. pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.3 to our Annual Report on Form 10-K for fiscal 2023. Mr. Fichtner waives all righjts to cash fees or equity.

4.

Mr. Hinkle was appointed to serve on our Board on behalf of Insight E2open Aggregator, LLC pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.3 to our Annual Report on Form 10-K for fiscal 2023. As such, all director fees earned are paid directly to an affiliate of Insight E2open Aggregator, LLC.

5.

Mr. Shah was appointed to serve on our Board on behalf of Francisco Partners pursuant to the Amended and Restated Investor Rights Agreement, filed as Exhibit 10.3 to our Annual Report on Form 10-K for fiscal 2023. As such, all director fees earned are paid directly to an affiliate of Francisco Partners.

6.	The following table provides additional information concerning the outstanding stock awards (in the form of RSUs) held by our non-employee directors as of the last day of fiscal 2023.

Name	Total Unvested RSUs Outstanding at Fiscal 2022 Year End (#)	RSUs Granted During Fiscal 2022 (a) (#)

Keith Abell	21,745	21,745

Chinh Chu	21,745	21,745

Stephen Daffron	21,745	21,745

Martin Fichtner	—	—

Eva Harris	21,745	21,745

Ryan Hinkle	21,745	21,745

Timothy Maudlin	21,745	21,745

Deep Shah	21,745	21,745

(a)	The RSUs reported in this column were granted on May 21, 2022 and vest on the first anniversary of the date of grant (May 21, 2023).

E2open Proxy Statement 2023 |	28

Corporate

Governance

We regularly monitor developments in corporate governance and review our processes and procedures in light of such developments. As part of those efforts, we review federal laws affecting corporate governance, as well as rules adopted by the SEC and NYSE. We believe we have in place corporate governance procedures and practices that are designed to enhance our stockholders’ interests.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines (the “Guidelines”), which address the following matters, among others:

Director qualifications, including independence and overboarding	Director duties and responsibilities, including risk oversight, strategic planning, succession planning and company culture	Executive sessions of the Board, Board committees, meeting attendance and Board leadership roles

Director conflicts of interest	Director orientation and continuing education; and	Stockholder communications with the Board

The Board and each committee have the power to hire legal, accounting, financial or other outside advisors as they deem necessary in their best judgment without the need to obtain the prior approval of any officer of e2open. Directors have full and free access to officers and employees of e2open and may ask questions and conduct investigations as they deem appropriate to fulfill their duties.

Conflict of interest expectations for our non-employee directors are addressed in the Guidelines and provide that each non-employee director must disclose any existing or proposed relationships with the Company (other than service as a Board member or on Board committees) which could be required to be disclosed or could affect the independence of the director under applicable listing standards, including direct relationships between the Company and the director and his or her family members, and indirect relationships between the Company and any business, nonprofit or other organization in which the director is a general partner or manager, officer, or significant stockholder, or is materially financially interested.

The Guidelines provide for regular executive sessions to be held by non-employee directors. The Guidelines also provide that the Board will provide access to appropriate orientation programs or materials for the benefit of newly elected directors, including presentations from senior management.

Under the Guidelines, the Board periodically evaluates the appropriate size of the Board and may make any changes it deems appropriate. The Compensation Committee is required under the Guidelines to conduct an annual review of our CEO’s performance and compensation, and the Board reviews the Compensation Committee’s report to ensure the CEO is providing the best leadership for e2open in the short and long term.

The Guidelines are posted, and we intend to disclose any future amendments to the Guidelines, on our website at https://investors.e2open.com/governance/governance-documents/default.aspx.

E2open Proxy Statement 2023 |	30

Prohibition on Speculative Transactions and Pledging

Prohibition on Speculative Transactions

Our Insider Trading Policy prohibits all employees, including our executive officers, and non-employee directors, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, short sales, puts, collars, straddles and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of e2open securities. The prohibition does not apply to the exercise of any employee stock options granted by e2open.

Prohibition on Pledging

The Insider Trading Policy prohibits e2open directors, executive officers and their immediate family members from holding e2open securities in a margin account or pledging e2open securities as collateral to secure or guarantee indebtedness.

Stock Ownership Guidelines

for Directors and Senior Officers

Non-employee directors and senior officers are required to own shares of e2open common stock to align their interests with the long-term interests of our stockholders. The Compensation Committee sets and periodically reviews these ownership requirements, which we refer to as the Stock Ownership Guidelines. Under the Stock Ownership Guidelines, our non-employee directors and executive leadership team must own the following number of shares of common stock within five years from the date such person becomes a director or senior officer:

Title	Ownership Requirement	Each person promoted from within the Company to an executive role has three years from the date of his or her promotion to comply with any increased ownership requirement. Shares of e2open common stock that count toward satisfying the Stock Ownership Guidelines include common stock owned directly, common stock obtained through stock option exercises, unvested time-based restricted stock units (net of taxes) including restricted stock units that have been settled to the individual following determination of performance for performance-based restricted stock units, vested shares in the Company’s 401(k) plan, common stock of beneficially owned in a “family trust” or by a spouse and/or minor children, and for non-employee directors appointed to the Board by a shareholder pursuant to the Investor Rights Agreement, as amended on September 1, 2021, qualifying shares that are held in the name of such non-employee director’s employer or an affiliated
Chief Executive Officer	6 times Annual Base Salary
Chief Financial Officer	4 times Annual Base Salary
Other Named Executive Officers/ Executive Leadership Team	3 times Annual Base Salary
Non-employee directors	5 times Annual Cash Retainer
entity of such employer. In February 2023, the Compensation Committee reviewed and approved changes to the Stock Ownership Guidelines, which included allowing non-employee directors appointed to the Board by a shareholder pursuant to the Investor Rights Agreement to include shares that are held in the name of such non-employee director’s employer or an affiliated entity of such employer. Six of the Company’s senior officers have met the requirements of the Stock Ownership Guidelines as of December 31, 2022, with the four other senior officers on track to meet the guidelines within the noted timelines. Similarly, all members of the Board of Directors have either met the stock guidelines or are on track to meet the guidelines within the noted timelines.

E2open Proxy Statement 2023 |	31

Board Leadership Structure

The roles of Board Chair and CEO are filled by separate individuals. Since our IPO in February 2021, Mr. Chu has served as our Chairman of the Board, and Mr. Farlekas has served as our CEO.

The Board believes the separation of the offices of the Chair and CEO is appropriate because it allows our CEO to focus primarily on e2open’s business strategy, operations and corporate vision. The Board elects our Chair and our CEO, and each of these positions may be held by the same person or by different people. We believe it is important that the Board retain flexibility to determine whether these roles should be separate or combined based upon the Board’s assessment of our needs and leadership at a given point in time. The Board believes our company and our stockholders benefit from this flexibility, as our directors are well positioned to determine our leadership structure given their in-depth knowledge of our management team, strategic goals, and opportunities and challenges.

We believe that independent and effective oversight of e2open’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board consists of a substantial majority of independent directors, and the Board’s Compensation, Audit, NSG and Risk Committees are composed solely of independent directors.

E2open Proxy Statement 2023 |	32

The Board’s Role in

Risk Oversight

Maintaining a secure and confidential environment for our clients, employees and other partners’ information is essential to the Company. As we rely more heavily on our cloud-based technology to do business and provide solutions to our clients who entrust us with their data, information security and privacy and risk oversight are becoming critically important. Management is responsible for managing e2open’s risks, and, in turn, the Board is responsible for overseeing management’s efforts to assess and manage risk. The Board’s risk oversight areas include, but are not limited to:

•	Leadership structure, compensation and succession planning for management and the Board;

•	Strategic and operational planning, including with respect to significant acquisitions, long-term debt and growth;

•	Information technology and cybersecurity;

•	Diversity and inclusion; and

•	Legal and regulatory compliance.

E2open Proxy Statement 2023 |	33

The Board’s Role in

Risk Oversight (cont.)

While the Board has the ultimate oversight responsibility for risk management policies and processes, various committees of the Board also have the following responsibilities for risk oversight.

AUDIT COMMITTEE	Oversees risks associated with our financial statements and financial reporting, our independent registered public accounting firm, our internal audit function, tax issues, mergers and acquisitions, credit and liquidity, legal and regulatory matters, and Code of Ethics and Business Conduct compliance.

COMPENSATION COMMITTEE	Considers risks associated with our compensation policies and practices, with respect to executive compensation, director compensation and employee compensation generally.

NSG COMMITTEE

Oversees risks associated with our overall governance practices and the leadership structure of management and the Board. Oversees and periodically reviews our environmental, social and governance programs, including environmental sustainability, human rights, and anti-slavery.

The NSG Committee also periodically reviews and assesses the adequacy of our policies, plans and procedures with respect to succession planning for key executive officers, including the CEO and the CFO. At least annually, the Board holds an executive session with the CEO to discuss potential successors and the performance, strengths, and weaknesses of any such candidates.

RISK COMMITTEE	Oversees the global risk governance framework and risk management policies and procedures. The committee’s focus is on information technology, privacy and cybersecurity, as well as human capital management, including talent acquisition, development and retention. Lastly, the committee annually reviews e2open’s corporate insurance program including property, casualty, cybersecurity and D&O and crisis management framework.

The Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. In addition, the Board plays an active oversight and risk mitigation role through its regular review of e2open’s strategic direction. While management is responsible for setting strategic direction, the directors regularly review e2open’s strategy. One Board meeting each year is dedicated to strategy where the Board engages in candid discussions with management with respect to e2open’s strategic direction. We believe this Board oversight helps identify and mitigate risks associated with our overall business strategy.

E2open Proxy Statement 2023 |	34

Risk Management

E2open’s management conducts quarterly enterprise risk assessments, which are reviewed with the Risk Committee of the Board of Directors, and then summarized for the Board of Directors quarterly. Annual enterprise risk assessments include an evaluation of the impact, likelihood, and velocity of risks, which determines the level of oversight provided by management and the Board of Directors. Quarterly updates include consultations with management, updates to quantitative and qualitative ranking of risks, and the use of outside advisors and experts as needed. A management-comprised Executive Risk Committee responsible for reviewing and responding to risks also participates in the Disclosure Committee and provides input on relevant disclosure areas. The Board has assigned certain risks to Board committees, e.g. ESG to NSG Committee, and Enterprise Risk Management to the Risk Committee of the Board of Directors.

The Company has various policies, practices, and procedures which govern our privacy and information security. These policies, practices, and procedures are reviewed annually and updated as needed. They address both the processes and technical requirements needed to protect the environments in which data is processed, as well as how it is maintained, governed, and protected. E2open’s information security compliance team provides services, including threat management, application and infrastructure assessments, secure configuration management, and information security administration. The team also supports advanced business continuity and disaster recovery capabilities.

Additionally, we have response processes in place to address information security incidents that are reviewed and updated annually. Our security management program addresses all aspects of the security lifecycle, which are assessment, protection, detection, and response. These processes are designed to assist e2open in identifying information security issues and promptly responding to them, containing and eliminating such occurrences, notifying impacted parties and, where necessary, notifying governmental and regulatory authorities.

E2open provides comprehensive training on information security, how to identify and understand privacy-related risks, and how to mitigate data and privacy issues to all employees as well as to third parties who have authorized access to our systems. We also test employees on a regular basis to see whether they can identify phishing emails.

E2open Proxy Statement 2023 |	35

Director Independence

Our certificate of incorporation provides for a classified board of directors: Class I, Class II and Class III. Each class of directors is elected for a three-year period, with the exception of the initial Class I directors, who only served a one-year term and the initial Class II directors, who will only serve a two-year term and be up for re-election at the Annual Meeting of stockholders held in July 2023. At this Annual Meeting, only the Class II directors (Mr. Fichtner, Mr. Hinkle and Mr. Maudlin) have been nominated for re-election.

Upon the recommendation of the NSG Committee, the Board determined that each of the following eight current directors are independent (as defined by applicable NYSE listing standards and our Corporate Governance Guidelines): Mr. Abell, Mr. Chu, Mr. Daffron, Mr. Fichtner, Ms. Harris, Mr. Hinkle, Mr. Maudlin and Mr. Shah. Therefore, all directors who served during fiscal 2023 on the Compensation, Audit, NSG and Risk Committees were independent under the applicable NYSE listing standards and SEC rules. The Board further determined, upon recommendation of the NSG Committee, that all directors who served during fiscal 2023 on the Compensation and Audit Committees satisfied the applicable NYSE and SEC heightened independence standards for members of compensation and audit committees.

In making the independence determinations, the Board and the NSG Committee considered all facts and circumstances relevant under the NYSE listing standards and SEC rules, including any relationships between e2open and entities affiliated with the directors.

The non-employee directors held an executive session immediately preceding and/or following each of the regularly scheduled Board meetings, for a total of five meetings in fiscal 2023.

Director Tenure, Board Refreshment and Diversity

We do not impose director tenure limits or a mandatory retirement age. As we have only been public for two years, the Board does not feel the need to impose limitations at this time. However, the NSG Committee will review such policies and determine if it makes sense to formalize a policy as we mature and grow.

The Board values diversity of backgrounds, experience, perspectives and leadership in different fields, at all levels, when identifying nominees. The diversity status of board nominees is considered as part of the assessment of the nominee’s overall fit. As set forth in our Corporate Governance Guidelines, the NSG Committee, acting on behalf of the Board, is committed to actively seeking women and minority candidates for the pool from which director candidates are selected. Presently, three of our nine Board members are women or come from a diverse background.

E2open Proxy Statement 2023 |	36

Director Self-Evaluations

In February 2023, the NSG Committee reviewed and approved changes to the director self-evaluation process. In fiscal 2022, the Board conducted an evaluation process via unanimous questionnaire. For fiscal 2023, the Chairman of the Board, or his designee, conducted a formal one-on-one interview with each member of the Board, receiving candid input on the Board’s performance. After completing the interviews, the Chairman of the Board consolidated and anonymized the interview feedback and discussed the feedback during independent executive session. Any recommendations for improvement are reviewed by the full Board and appropriate plans are initiated by the Board to address such recommendations.

Communications with the Board

Any person wishing to communicate with any of our directors, including our independent directors, regarding e2open may send an email to generalcounsel@e2open.com or may write to the director, c/o the Corporate Secretary of e2open at 9600 Great Hills Trail, Suite 300E, Austin, Texas 78759. The Corporate Secretary will forward relevant communications directly to the director(s) specified or, if none is specified, to the Chairman of the Board. In addition, we present all such communications, as well as draft responses, at meetings of our NSG Committee. These communications and draft responses are also provided to the appropriate committee or group of directors based on the subject matter of the communication; for example, communications regarding executive compensation are provided to our Compensation Committee, in addition to our NSG Committee.

E2open Proxy Statement 2023 |	37

Employee Matters

Code of Conduct

When we went public in February 2021, we adopted a Code of Ethics and Business Conduct (the “Code of Conduct”), which is periodically reviewed and amended by the Board. The Code of Conduct was overhauled and approved by the Board in October 2021. We require all employees, including our senior officers and our employee directors, to read and to adhere to the Code of Conduct in discharging their work-related responsibilities. We provide mandatory web-based general training with respect to the Code of Conduct, and we provide additional live and web-based training on specific aspects of the Code of Conduct from time to time to certain employees. Employees are expected to report any conduct they believe in good faith to be a violation of the Code of Conduct. The Code of Conduct is posted on our website at https://investors.e2open.com/overview/default.aspx. At the beginning of fiscal 2023, we made notable updates to the Code of Conduct pertaining to ESG, which expanded our human rights and anti-slavery practices. We intend to disclose on our website any future amendments of the Code of Conduct or any waivers granted to our executive officers from any provision of the Code of Conduct.

Ethics Reports

With oversight from the Audit Committee, we have established an anonymous reporting channel employees, directors and contractors may use to seek guidance or submit reports concerning compliance and ethics matters, including accounting, internal controls and auditing matters. This reporting hotline may be accessed either over the phone or by way of a secure Internet site. Employees may contact the helpline 24 hours a day, seven days a week. Employees who contact the helpline, whether over the phone or online, generally may choose to remain anonymous. Management reviews all submitted reports, with the Chairman of the Audit Committee also receiving all reports to determine if any matter requires escalation.

Whistleblower Policy

The Audit Committee has adopted a whistleblower policy for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and to alert the Audit Committee to possible problems before they have serious consequences to e2open. These procedures relate to complaints or concerns regarding accounting, internal accounting controls or auditing matters of e2open including, but not limited to, the following: fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement; fraud or deliberate error in the recording or maintaining of financial records; deficiencies in or noncompliance with internal accounting controls, misrepresentations or false statements to or by a senior officer of e2open or an accountant regarding a matter contained in the financial records, financial reports or audit reports; and deviation from full and fair reporting of e2open’s financial condition. This policy protects personnel that report in good faith questionable ethical conduct and conduct which violates e2open policy and applies to all employees, independent contractors, and consultants, who work for e2open.

E2open Proxy Statement 2023 |	38

    Executive

    Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (the “CD&A”) provides information regarding the fiscal 2023 compensation program for our named executive officers, or “NEOs.” The following provides an overview of our executive compensation philosophy, the objectives of our executive compensation program, and each material element of compensation. In addition, we explain how and why the Compensation Committee and the Board arrived at the specific compensation policies and decisions involving our NEOs during fiscal 2023. For fiscal 2023, our NEOs were:

E2open Proxy Statement 2023 |	40

Highlights of Fiscal Year 2023 Executive Compensation

Our fiscal 2023 executive compensation program was designed to incentivize our executive officers to transform e2open into a world class public company and drive organic revenue growth. In line with our performance and compensation objectives, during fiscal 2023, we took the following compensation actions for our executives, including the NEOs:

E2open Proxy Statement 2023 |	41

Fiscal 2023 Executive Compensation Policies and Practices

We endeavor to maintain governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on an ongoing basis to ensure it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during fiscal 2023:

•	Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors who advocate on behalf of our stockholders regarding best practices in executive compensation.

•	Independent Compensation Committee Advisor. The Compensation Committee engaged a compensation consultant to assist with setting executive compensation for the NEOs for fiscal 2023.

•	Annual Executive Compensation Review. The Compensation Committee conducted an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to be certain our compensation policies do not seem reasonably likely to promote conduct that could have a material adverse effect on e2open.

•	Other Executive Compensation Policies and Practices. Our compensation philosophy and related corporate governance policies are complemented by several specific compensation practices that are designed to align our executive compensation with long-term stockholder interests, including the following:

Compensation At-Risk.	No Special Retirement Plans.

Our executive compensation program is designed so a significant portion of our executive officers’ compensation is “at risk” based on corporate performance, as well as equity-based to align the interests of our executives and stockholders.

We do not offer pension arrangements, supplemental executive retirement plans or other arrangements to our NEOs, other than our standard 401(k) plan, which is open to all regular employees based in the United States.

Change-in-Control.	No Special Health or Welfare Benefits.

Under our Executive Severance Plan, our NEOs are eligible to receive certain specified payments and benefits in the event of a constructive termination of employment in connection with a change- in-control of the Company (a double trigger arrangement).

Our NEOs participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other benefit eligible employees.

E2open Proxy Statement 2023 |	42

Stock Ownership Requirement.	No Perquisites or Tax Reimbursements.

Each of our NEOs is required to acquire and retain an ownership interest in shares of our common stock, at least equal in value to six times his current base salary in the case of the CEO, and three to four times his or her base salary in the case of the other NEOs.

We do not provide any perquisites or other personal benefits to our NEOs. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in- control payments or benefits.

Multi-Year Vesting Requirements.	Clawback.
The annual equity awards granted to our NEOs vest over multi-year periods, consistent with current market practice and our retention objectives, three years for time-based awards and four years for performance-based awards.

The Board adopted a clawback policy requiring the repayment of awards earned by an executive if the Compensation Committee determines the NEO has intentionally committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty that contributed to an obligation to restate e2open’s financial statements.

Executive Compensation Program Objectives

We have designed our executive compensation program to achieve the following objectives:

•	attract, develop, motivate, and retain top talent and focus our executive officers on key business goals that enhance stockholder value;

•	align executive performance with our corporate strategies and business objectives;

•	provide meaningful equity ownership opportunities to our executives to align their incentives with the creation of stockholder value;

•	ensure fairness among our executives by recognizing the contributions each NEO makes to our success, as well as the compensation history and prior experience of each executive officer; and

•	tie compensation to incentives paid out over time to encourage long-term continued employment with us.

To achieve these objectives, the Compensation Committee regularly evaluates our executive compensation program with the goal of setting compensation at levels it believes are aligned with our current financial and operational business objectives, as well as competitive with the pay of other companies with whom we compete for executive talent. A majority of the target total direct compensation opportunities of our NEOs are incentive-based and, consequently, “at risk.” These opportunities include an annual cash bonus opportunity that may be earned based on the level of achievement as measured against pre-established performance goals related to the important financial objectives set forth in our annual

E2open Proxy Statement 2023 |	43

operating plan. These opportunities also consist of long-term incentive compensation in the form of equity awards that are earned over time based on continued service and, in the case of performance-based RSUs and options subject to achievement of performance goals, which help us retain our named executive officers and align their interests with those of our stockholders by allowing them to participate in our long-term success as reflected in stock price appreciation.

Compensation-Setting Process

E2open Proxy Statement 2023 |	44

Competitive Positioning

To attract and retain executives with the experience necessary to lead us and to deliver strong performance to our stockholders, we provide total direct compensation opportunities that are intended to be competitive with market practice. To evaluate our executive compensation program, the Compensation Committee, with the assistance of FW Cook, established a compensation peer group to generate competitive market data appropriate for comparison with our current size and industry focus.

FW Cook assisted the Compensation Committee in establishing e2open’s compensation peer group. The criteria used to identify peer companies was generally consistent with market practices and targeted companies falling within a revenue range of 1/3x – 3x revenue and market cap focused on software companies in supply chain and logistics or in the broader systems software or application software industries where e2open could compete for executive talent. The relevance of each peer company was evaluated taking into consideration both industry comparability as well as financial metrics, and companies are not required to meet all selection criteria for inclusion in the peer group. The fiscal year 2023 peer group consists of the following companies:

8x8	Commvault Systems	Kinaxis	Qualys
Alarm.com	Descartes Systems	Manhattan Associates	Secureworks
Verint	Envestnet	Progress Software	SPS Commerce

Bottomline Technologies was initially included in the fiscal 2023 peer group but was removed due to acquisition in May 2022.

E2open Proxy Statement 2023 |	45

Fiscal 2023 Compensation Elements

The elements of our compensation program for our NEOs during fiscal 2023 are summarized in the table below and discussed in more detail in the sections that follow. We believe that the total compensation opportunities provided to NEOs for fiscal 2023 achieved the overall objectives of our executive compensation program.

Element	Description	FY23 Compensation

Fixed Annual Cash Compensation / Base Salary	This compensation element provides our NEOs with a competitive level of fixed annual cash compensation.	Base Salary

Short-term Incentive Compensation	This compensation element provides our NEOs with variable annual cash performance incentive opportunity designed to tie performance to positive stockholder outcomes.	A short-term cash incentive program weighted 50% on organic revenue growth, 25% on net bookings, and 25% on adjusted EBITDA with payouts ranging from 0% to 200% of target.

Long-term Incentive Compensation

This compensation element provides our NEOs with a competitive long-term incentive compensation opportunity in the form of equity awards designed to incentivize them to exceed our long- term strategic goals, serve our retention objectives, and align the interests of our NEOs and stockholders.

Time-based RSUs with a three-year ratable vest, performance-based RSUs and performance-stock options each with a four-year ratable vest, based on achievement of one-year organic revenue, net bookings, and adjusted EBITDA goals with payout up to 200% of target vesting.

Health and Welfare Benefits	This compensation element provides our NEOs with competitive health and welfare benefits, as well as participation in other employee benefit plans.	Medical, dental, vision, life, disability, and 401(k) Plan

E2open Proxy Statement 2023 |	46

Base Salary

Based on a review of competitive market data presented by FW Cook, the Compensation Committee set the fiscal 2023 base salaries of our NEOs at levels that are competitive with the market as reflected in our compensation peer group, after taking into consideration each individual NEO’s role and the scope of his or her responsibilities, his or her experience, and the base salary levels of the other executives.

The following table sets forth each NEO’s base compensation for fiscal 2023.

Named Executive Officer	Fiscal 2023 Base Salary ($)

Michael Farlekas	500,000

Marje Armstrong	400,000

Laura Fese	325,000

Peter Hantman	400,000

Pawan Joshi	400,000

Short-Term Incentive Compensation

As part of the total compensation package for the NEOs, the Compensation Committee established an executive annual incentive plan to motivate and incentivize our NEOs to achieve our short-term financial and operational objectives while making progress towards our longer-term growth goals. Consistent with our executive compensation philosophy, these annual cash incentive awards constituted a significant percentage of the target total direct compensation opportunity for our NEOs. For fiscal 2023, the Compensation Committee set the executive annual incentive plan to be 100% at-risk subject to the following one-year performance metrics: 50% organic revenue growth, 25% net bookings and 25% adjusted EBITDA. This plan was designed to pay in excess of target when we exceed our annual financial objectives and below-target to zero when we do not achieve these objectives.

For fiscal 2023, the Compensation Committee set the plan so that 100% payout is only earned for superior performance. In addition, the plan design included cliffs where a miss from the goal resulted in no payout for a specific financial component. After completion of fiscal 2023, the Compensation Committee reviewed final performance against the pre-established goals resulting in a net payout of 22.9%.

E2open Proxy Statement 2023 |	47

The Compensation Committee reviewed and affirmed the following final performance:

FY23 Organic Revenue Growth (50% weight)				FY23 Net Bookings[1] (25% weight)		FY23 Adjusted EBITDA (25% weight)				Net Payout
Internal Comp Plan Target (%)	Actual Growth[2] (%)	Attained (%)	Payout (%)	Attained (%)	Payout (%)	Internal Comp Plan Target ($)	Actual ($)	Attained (%)	Payout (%)
12.5	5.9	47.2	0.00	48.9	0.00	219.7	217.1	98.8	91.6	22.9%

1.

Net bookings is an unaudited, non-GAAP internal operational measure used by the business to assess sales and churn, and to help drive decision-making related to the go-to-market team. The Company does not publicly disclose net bookings targets.

2.	Includes $11M negative impact from foreign exchange fluctuations.

The	table below shows annual target bonus opportunity as a percentage of base salary plus final payout for fiscal 2023.

NEO	% of Base Salary	Target 100% Payout ($)	FY23 Payout at 22.9% ($)

Michael Farlekas	150%	750,000	171,750

Marje Armstrong	100%	400,000	241,600[1]

Laura Fese	69%	225,000	51,525

Peter Hantman	125%	500,000	114,500

Pawan Joshi	100%	400,000	91,600

1.

In addition to Ms. Marje Armstrong’s individual performance bonus under the Executive Incentive Plan that was determined in accordance with plan guidelines and performance against pre-set goals, the Compensation Committee recommended, and the board of directors approved a supplemental discretionary year-end cash bonus in the amount of $150,000 for fiscal year 2023 related to her exemplary personal performance. Ms. Armstrong joined the Company on May 16, 2022, two months after the beginning of the fiscal year, following the setting of the internal plan and external guidance by the prior CFO. Ms. Armstrong executed cost optimization plans to achieve EBITDA within the external guidance range, despite a lowered top line and positively contributed to the Company’s continued maturation in numerous ways including upskilling the FP&A function, identifying and onboarding key hires in the areas of financial analysis and treasury management, creating and implementing strategic plans for dealing with foreign currency fluctuations and rising interest rates on our variable rate debt, and standardizing and addressing key metrics and guidance provided to our investors.

Long-Term Incentive Compensation

Our long-term incentive compensation consists of equity awards in the form of time-based RSU awards for shares of our common stock, performance-based RSU awards for shares of our common stock, and performance-based options to ensure that NEOs have a continuing stake in our long-term success.

Typically, we grant these equity awards to our NEOs during the first quarter of the fiscal year. In determining the size of the long-term incentive compensation awards, the CEO makes recommendations for the other NEOs based on each NEO’s experience, performance, current equity holdings, retention risk and the position’s operational complexity, strategic

E2open Proxy Statement 2023 |	48

impact, and scope of responsibilities in addition to the peer group and broader market survey data comparisons. The Compensation Committee considers similar factors when determining the CEO’s long-term incentive compensation awards, which it then recommends to the Board for approval. The target award opportunities for each participant are expressed as a U.S. dollar value. Further, the target award opportunity is structured to align pay and performance, and to drive shareholder value by putting a larger portion of compensation at risk. For fiscal 2023, 66% of the value of the NEO’s target long-term incentive was allocated to organic revenue growth, net bookings and adjusted EBITDA and 34% was allocated to time-based RSUs.

For fiscal 2023, the Board approved awards of time-based restricted stock units, performance-based restricted stock units and performance-based options to our NEOs as set forth in the following table. The performance-based options were granted on May 13, 2022, and the restricted stock units were granted on May 21, 2022. These awards were determined based on the Board’s and Compensation Committee’s consideration of the above-described factors, in consultation with FW Cook. The time-based restricted stock units vest over a three-year period, with one-third (1/3) vesting on the first anniversary and the remainder vesting in equal installments in 2024 and 2025, subject to the recipient’s continuous service with us. The performance-based equity vests over a four-year period, with one quarter vesting on the first anniversary and the remainder vesting in equal installments in 2024, 2025 and 2026, subject to continuous service with us. The number of performance-based restricted stock units and options that vest is based upon attainment of the one-year organic revenue growth, net bookings and adjusted EBITDA targets for fiscal 2023, as determined by the Compensation Committee.

NEO	Restricted Stock Unit Awards (# of shares granted)	Performance Restricted Stock Unit Awards (# of shares granted at target)	Performance Options (# of options at 100% of target) (1)	Aggregate Grant Date Fair Value of RSU Awards ($) (2)	Aggregate Grant Date Fair Value of Options at 100% of target ($) (3)

Michael Farlekas	190,109	184,518	390,942	3,041,971	1,432,104

Marje Armstrong	84,493	82,008	173,752	1,351,988	636,491

Laura Fese	46,471	45,104	95,564	743,589	350,072

Peter Hantman	84,493	82,008	173,752	1,351,988	636,491

Pawan Joshi	84,493	82,008	173,752	1,351,988	636,491

1.

To tie the grant date exercise price to all potential options, NEOs were issued options representing 200% performance achievement. Upon determination of performance, the unearned options below 200% forfeit back to the 2021 Omnibus Equity Incentive Plan. Due to accounting and disclosure rules, the above table and the Summary Compensation Table reflect different values for the option-portion of the award as this table reflects the number of options and value of the options at target, while the Summary Compensation Table reflects the options at 200% performance pursuant to required accounting rules.

2.

The amounts reported in this column represent the aggregate grant date fair value of all stock awards computed in accordance with FASB ASC Topic 718, are based upon the probable outcome of any applicable performance conditions, exclude the impact of estimated forfeitures related to service-based vesting conditions and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. The stock awards may include for each NEO any or all of the following: (a) restricted stock unit (RSU) awards and (b) performance-based restricted stock unit (PSU) awards. For RSUs and PSUs, fair value is computed by multiplying the total number of shares subject to the award (or target number, in the case of PSUs) by the closing price of our common stock on the date of the grant.

3.	Aggregate grant date fair value of the options calculated in accordance with FASB ASC 718 assuming target payout at 100%.

E2open Proxy Statement 2023 |	49

In fiscal 2023, each of our NEOs received a performance restricted stock unit grant and performance options as part of their long-term equity incentive grant. After completion of fiscal 2023, the Compensation Committee reviewed final performance against the pre-established goals, resulting in payout at 22.9% as indicated in the table below.

FY23 Organic Revenue Growth (50% weight)				FY23 Net Bookings[1] (25% weight)		FY23 Adjusted EBITDA (25% weight)				Net Payout
Internal Comp Plan Target (%)	Actual Growth[2] (%)	Attained (%)	Payout (%)	Attained (%)	Payout (%)	Internal Comp Plan Target ($)	Actual ($)	Attained (%)	Payout (%)

12.5	5.9	47.2	0.00	48.9	0.00	219.7	217.1	98.8	91.6	22.9%

1.

Net bookings is an unaudited, non-GAAP internal operational measure used by the business to assess sales and churn, and to help drive decision-making related to the go-to-market team. The Company does not publicly disclose net bookings targets.

2.	Includes $11M negative impact from foreign exchange fluctuations.

Based upon the 22.9% fiscal 2023 payout, the following performance RSUs and performance options settled to the noted individuals and will vest across four years starting May 13, 2023 for the options and May 22, 2023 for the RSUs, as previously disclosed.

Named Executive	Performance Restricted Stock Units Issued	Performance Restricted Stock	Performance Options Issued	Performance Options Earned
Officer	(# at target)	Units Earned (#)	(# at 100% of target)[1]	(#)

Michael Farlekas	184,518	42,252	390,942	89,524

Marje Armstrong	82,008	18,776	173,752	39,788

Laura Fese	45,104	10,328	95,564	21,884

Peter Hantman	82,008	18,776	173,752	39,788

Pawan Joshi	82,008	18,776	173,752	39,788

1.

To tie the grant date exercise price to all potential options, NEOs were issued options representing 200% performance achievement. Upon determination of performance, the unearned options below 200% forfeit back to the 2021 Omnibus Equity Incentive Plan. Due to accounting and disclosure rules, the above table and the Summary Compensation Table reflect different values for the option-portion of the award as this table reflects the number of options and value of the options at target, while the Summary Compensation Table reflects the options at 200% performance pursuant to required accounting rules.

E2open Proxy Statement 2023 |	50

BluJay Synergy Bonus Plan

Upon the recommendation of the Compensation Committee, the Board approved the adoption of a Synergy Bonus Plan, which provides for a cash bonus to our executive team, including our NEOs, and certain other designated employees, to motivate achievement of operational efficiency goals measuring cost reductions for the integration of the BluJay Solutions business into e2open. The objective of the Synergy Bonus Plan was to provide an incremental cash incentive intended to recognize and reward outperformance over 18 months from the closing of the BluJay acquisition, which occurred September 1, 2021. Cost savings achieved by e2open funded the Synergy Bonus Plan with $30.0 million in cost savings set as the target goal. As the team achieved greater than the $30.0 million in target cost savings, as validated by an independent third-party auditor, the plan paid out at 100%.

The total payments made in fiscal 2023 were as follows:

Named Executive Officer	Synergy Bonus ($)

Michael Farlekas	989,374

Marje Armstrong	106,942

Laura Fese	642,583

Peter Hantman	741,442

Pawan Joshi	692,012

Onboarding Compensation for Ms. Armstrong

Ms. Marje Armstrong became the Company’s CFO effective May 16, 2022. In addition to the standard compensation arrangements that are disclosed elsewhere in the CD&A, she received an onboarding equity grant with an aggregate grant date fair value equal to $3,300,000, in the form of restricted stock units that vest in equal parts across four years from the date of grant subject to continued employment with the Company. The onboarding grant was provided to replace equity and cash that Ms. Armstrong forfeited upon departing her previous company.

Health, Welfare, and Other Benefits

We offer health and welfare benefits to our employees, including our NEOs, that are designed to be competitive with overall market practices and to attract, retain, and motivate the talent needed by us to achieve our strategic and financial goals. All regular full-time employees based in the United States, including our NEOs, are eligible to participate in our Section 401(k) plan, health care coverage, life insurance, disability insurance, and unlimited paid time off.

Perquisites and Other Personal Benefits

Although we do not have a formal policy relating to perquisites and other personal benefits, we do not include perquisites as part of our executive compensation program. During fiscal 2023, we did not provide any perquisites or other personal benefits to our NEOs.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual named executive officer in the performance of his or her duties, to make our named executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

E2open Proxy Statement 2023 |	51

Risk Assessment of Compensation Policies and Practices

The Compensation Committee and management work together to perform a risk assessment of our executive compensation programs on at least an annual basis to determine whether any risks arising from such programs and policies are reasonably likely to have a material adverse effect on the Company. The Compensation Committee discusses this assessment with management and the ways in which risk is effectively managed or mitigated as it relates to our compensation programs and policies. During fiscal 2023, we assessed the risks associated with our compensation programs for all employees and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Because our compensation programs put a heavy emphasis on performance-based incentives, we strive to ensure that such incentives do not result in actions that may conflict with the long-term best interests of the Company and our stockholders. The Compensation Committee believes that our compensation programs do not encourage excessive risk taking but instead encourage behaviors that support sustainable value creation for the Company and our stockholders. We believe that our compensation program reflects an appropriate mix of compensation elements and balances current and long-term performance objectives, cash and equity compensation, and risks and rewards.

Tax and Accounting Considerations

Section 162(m) of the Code disallows a deduction for federal income tax purposes to any publicly traded corporation for any remuneration in excess of $1 million paid in any taxable year for certain executive officers. The Tax Cuts and Jobs Act repealed the performance-based exception to the deduction limit for remuneration that is deductible in tax years commencing after December 31, 2017. However, certain remuneration is specifically exempt from the deduction limit under a transition rule to the extent that it is “performance-based” as defined in Section 162(m) of the Code and subject to a “written binding contract” in effect as of November 2, 2017, that is not later modified in any material respect. On December 30, 2020, the Internal Revenue Service published final Section 162(m) regulations that generally implement amendments made to Section 162(m) by the Tax Cuts and Jobs Act.

The Compensation Committee periodically reviews the impact of Section 162(m) on the various elements of our executive compensation program. Further, the Compensation Committee believes that, at this time, achieving our compensation objectives is more important than the benefit of tax deductibility. Consequently, the Compensation Committee has, from time to time, awarded incentive compensation that is not exempt from the deduction limit of Section 162(m). Nevertheless, when not inconsistent with these objectives, the Compensation Committee has endeavored to award compensation intended to be deductible for federal income tax purposes.

Policy Prohibiting Derivatives Trading, Hedging and Pledging of Equity Securities

E2open’s Insider Trading Policy prohibits our employees, including our executive officers and members of our board of directors, from engaging in transactions involving derivative securities or otherwise that would hedge the risk of ownership of our equity securities, whether granted to the individual as compensation or held, directly or indirectly, by the individual and from pledging our equity securities as collateral for a loan.

E2open Proxy Statement 2023 |	52

Accounting for Stock-Based Compensation

The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards.

ASC Topic 718 requires us to compute and recognize in our consolidated statement of operations all share-based payments to employees, including grants of options to purchase shares of our common stock and restricted stock unit awards for shares of our common stock to our executive officers and other employees, based on their fair values. ASC Topic 718 also requires us to recognize the compensation cost of these share-based payment awards in our income statements over the period that an award recipient is required to render service in exchange for the option or other award (which, generally, will correspond to the award’s vesting schedule).

Compensation Committee Report

E2open Proxy Statement 2023 |	53

Fiscal 2023 Compensation Tables

Fiscal 2023 Summary Compensation Table

Name and principal position	Year (1)	Salary ($)	Bonus ($)(2)	Stock Award ($)(3)(4) (5)	Option Awards ($)(6)(7)	Non-equity Incentive Plan Compensation ($)(8)	All Other Compensation ($)(9)	Total ($)

Michael Farlekas Chief Executive Officer	2023	500,000	989,374	3,041,971	2,864,208	171,750	20,106	7,587,409

	2022	500,000	490,000	4,017,825	3,272,961	1,082,250	—	9,363,037

	2021	421,714	—	—	7,239,303	315,400	—	7,976,417

Marje Armstrong Chief Financial Officer	2023	316,667	106,942	4,651,991	1,272,982	241,600	—	6,590,182

Laura Fese EVP, General Counsel and Corporate Secretary	2023	325,000	642,583	743,589	700,143	51,525	1,493	2,464,333

	2022	325,000	383,500	881,622	726,598	324,675	—	2,641,395

Peter Hantman Chief Operating Officer	2023	395,833	741,442	1,351,988	1,272,982	114,500	7,740	3,884,485

	2022	375,000	442,500	1,782,682	1,455,382	721,500	—	4,777,064

	2021	350,000	—	—	1,995,018	269,750	—	2,614,768

Pawan Joshi EVP, Product Development & Strategy	2023	400,000	692,012	1,351,988	1,272,982	91,600	4,292	3,812,874

	2022	350,000	413,000	1,417,696	1,162,956	505,050	—	3,848,702

Former Named Executive Officer

Jarett Janik Chief Financial Officer	2023	175,000	677,041	—	—	45,800	753,176	1,651,017

	2022	350,000	513,000	1,767,381	1,455,382	577,200	—	4,662,963

	2021	300,000	—	—	1,326,949	199,200	—	1,826,149

1.	Our fiscal year ends on the last day of February.

2.

For fiscal 2022 and 2023, the amounts reported in this column represent one-time bonuses earned by each NEO for the closing and integration of the BluJay acquisition. See BluJay Synergy Bonus Plan above.

3.

The amounts reported in this column represent the aggregate grant date fair value of all stock awards computed in accordance with FASB ASC Topic 718, are based upon the probable outcome of any applicable performance conditions, exclude the impact of estimated forfeitures related to service-based vesting conditions and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. The stock awards may include for each NEO any or all of the following: (a) restricted stock unit (RSU) awards and

E2open Proxy Statement 2023 |	54

(b) performance-based restricted stock unit (PSU) awards. For RSUs and PSUs, fair value is computed by multiplying the total number of shares subject to the award (or target number, in the case of PSUs) by the closing price of our common stock on the date of the grant. For a more detailed discussion of the assumptions used to calculate the fair value of our stock awards, refer to Note 23 to the consolidated financial statements contained in our 2023 Annual Report on Form 10-K for our fiscal year ended February 28, 2023. The following sets forth the fair value in accordance with FASB ASC Topic 718 principles of performance stock units granted in fiscal 2022 based upon achieving 144.7% of cumulative goals: Mr. Farlekas — $2,865,119; Mr. Janik — $1,274,021; Ms. Fese — $636,059; Mr. Hantman — $1,274,021; and Mr. Joshi — $1,018,078. For fiscal 2023, based upon achieving 22.9% of cumulative goals: Mr. Farlekas — $343,086; Ms. Armstrong—$152,461; Ms. Fese — $83,863; Mr. Hantman — $152,461; and Mr. Joshi — $152,461.

4.

For fiscal 2022, this column includes $65,937.50 for Mr. Farlekas, $10,111.50 for Mr. Janik, $4,300.00 for Ms. Fese, $25,412.50 for Mr. Hantman and $13,450 for Mr. Joshi, which represents the grant date fair value of additional common units and additional shares of Class A Common Stock issued to the NEOs as part of the working capital adjustment required to be performed within 90 days of the closing of the IPO. Such adjustment and issuance occurred on July 6, 2021, when the closing stock price of ETWO on the NYSE was $12.50.

5.

This column includes a $3.3 million Inducement Equity Grant for the hiring of Ms. Armstrong in the form of time-based RSUs with four-year vest, grant date May 1, 2022. This grant replaced equity awards that Ms. Armstrong forfeited upon her departure from her prior employer.

6.

The amounts reported in this column for fiscal year ended February 28, 2021, represent the unit-based compensation expense computed in accordance with ASC 718 as a result of the accelerated vesting and modification of the Class B units granted to each of our named executive officers prior to the occurrence of the Business Combination. For accounting purposes, the Class B Units were modified because the vesting of certain awards that would not have otherwise vested was accelerated upon closing of the Business Combination. The amounts reflect the unit-based compensation expense for these grants and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized. In connection with the Business Combination, the Class B Units were exchanged in part for cash and in part for equity consideration comprised of Common Units of E2open Holdings, together with a corresponding number of shares of our Class V Common Stock, Series 1 RCUs and Series 2 RCUs based on the equity consideration valuation at the closing of the Business Combination. Of the amounts reported in this column in respect of each named executive officer’s unvested awards that were accelerated, for each of Messrs. Farlekas, Janik and Hantman, $3,493,365, $641,457, and $963,115 was delivered in cash, respectively, and the remainder was delivered in equity.

7.

This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions with respect to option awards, refer to Note 23 to the consolidated financial statements contained in our 2023 Annual Report on Form 10-K for our fiscal year ended February 28, 2023. The values reported for the performance-based stock options awarded on March 1, 2021, represent the grant date fair values of such performance-based stock options assuming the probable outcome of the performance conditions based on the maximum level of achievement at 200%. The following sets forth the fair value in accordance with FASB ASC Topic 718 principles of performance stock options granted in fiscal 2022 based upon achieving 144.7% of cumulative goals: Mr. Farlekas — $2,372,897; Mr. Janik — $1,055,152; Ms. Fese — $526,783; Mr. Hantman — $1,055,152; and Mr. Joshi — $843,172. For fiscal 2023, based upon achieving 22.9% of cumulative goals: Mr. Farlekas — $327,946; Ms. Armstrong — $145,752; Ms. Fese — $80,166; Mr. Hantman — $145,752; and Mr. Joshi — $145,752.

8.

The amounts reported in this column represent the bonuses earned by each NEO pursuant to the Executive Incentive Plan. These amounts are paid in May or June of each year following the determination of performance by the Compensation Committee. For additional information, see Annual Cash Incentive Plan above.

9.	This column represents a cash payment for a gain on sale related to the Blue Jay acquisition. Additionally, Mr. Janik received a lump sum payment of $750,000.

E2open Proxy Statement 2023 |	55

Fiscal 2023 Grants of Plan-Based Awards

The following table sets forth certain information regarding plan-based awards granted to the named executive officers during the fiscal year ended February 28, 2023.

		Estimated future payouts			Estimated future payouts
		under non-equity incentive			under equity incentive plan
		plan awards (1)			awards (2)(3)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards # (4)	Grant Date Fair Value Stock and Option Awards (5) ($)

Michael Farlekas	3/1/2022	225,000	750,000	1,500,000
	5/13/2022				24,434	390,942	781,884		2,864,208
	5/21/2022				11,532	184,518	369,036		1,498,286
	5/21/2022							190,109	1,543,685

Marje Armstrong	3/1/2022	120,000	400,000	800,000
	5/1/2022							426,357	3,300,003
	5/13/2022				10,860	173,752	347,504		1,272,982
	5/21/2022				5,126	82,008	164,016		665,905
	5/21/2022							84,493	686,083

Laura Fese	3/1/2022	67,500	225,000	450,000
	5/13/2022				5,973	95,564	191,128		700,143
	5/21/2022				2,819	45,104	90,208		366,244
	5/21/2022							46,471	377,345

Peter Hantman	3/1/2022	150,000	500,000	1,000,000
	5/13/2022				10,860	173,752	347,504		1,272,982
	5/21/2022				5,126	82,008	164,016		665,905
	5/21/2022							84,493	686,083

Pawan Joshi	3/1/2022	120,000	400,000	800,000
	5/13/2022				10,860	173,752	347,504		1,272,982
	5/21/2022				5,126	82,008	164,016		665,905
	5/21/2022							84,493	686,083

E2open Proxy Statement 2023 |	56

1.

The amounts reported in these columns represent the threshold, target and maximum annual cash bonuses paid in accordance with the Executive Incentive Plan. For additional information, see “Annual Cash Incentive Plan” above.

2.

The amounts reported in the “Estimated Future Payouts under Equity Incentive Plan Awards” columns with grant dates of May 13, 2022, represent the number of shares of our common stock subject to performance-based option awards granted to the NEOs during fiscal 2023. The number of shares that can be exercised at a price of $7.76, pursuant to the awards ranges from zero to two times the number of shares listed in the “Target” column, depending on e2open’s organic revenue growth, net bookings and adjusted EBITDA for fiscal year 2023 with threshold performance varying by performance component. The performance conditions and other terms applicable to these PSU awards are described in more detail under “Compensation Discussion and Analysis-Long-Term Incentive Compensation” above.

3.

The amounts reported in the “Estimated Future Payouts under Equity Incentive Plan Awards” columns with grant dates of May 21, 2022 represent the number of shares of our common stock subject to performance-based restricted stock unit awards, or PSUs, granted to the NEOs during fiscal 2023. The number of shares that can be earned pursuant to the awards ranges from zero to two times the number of shares listed in the “Target” column, depending on e2open’s organic revenue growth, net bookings and adjusted EBITDA for fiscal year 2023 with threshold performance at 50% of target. The performance conditions and other terms applicable to these PSU awards are described in more detail under “Compensation Discussion and Analysis-Long-Term Incentive Compensation” above.

4.

The share amounts reported in this column are for shares issuable upon vesting of time-based RSU awards that vest over a period of three years from the date of grant, with 33.3% of the shares vesting on the first anniversary of grant and the remaining 66.7% vesting in equal installments over the next two years, subject to the recipient’s continued employment or other qualifying association with the Company.

5.

Represents the aggregate grant date fair value of the stock-based compensation awards granted to the named executive officers during fiscal 2023, excluding the impact of estimated forfeitures related to service-based vesting conditions, as computed in accordance with ASC 718. For PSUs, fair value is computed by multiplying the target number of shares subject to the award by the closing price of our common stock on the date of the grant and assumes target performance is the probable outcome.

E2open Proxy Statement 2023 |	57

Outstanding Equity Awards at Fiscal Year-End 2023

The following table sets forth information concerning outstanding equity awards held by the NEOs at fiscal year ended February 28, 2023.

			Option Awards				Stock Awards

Name	Grant Date	Grant Type (1)	Number of Securities Underlying Unexercised Options (Exercisable)	Equity Incentive Plan awards: number of securities underlying unexercised unearned options (#) (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#) (3)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan awards: number of unearned shares that have not vested (#)(4)	Equity Incentive Plan awards: market value of unearned shares that have not vested ($)

	5/13/2022	PB Options		781,884	7.76	5/12/2032

	5/21/2022	PB RSU							184,518	1,144,012

Michael	5/21/2022	TB RSU					190,109	1,178,676

Farlekas	3/1/2021	PB Options	266,378	266,378	9.77	2/28/2031

	5/21/2021	PB RSU							166,618	1,033,032

	5/21/2021	TB RSU					102,354	634,595

	5/1/2022	TB RSU							426,357	2,643,413

Marje	5/13/2022	PB Options		347,504	7.76	5/12/2032

Armstrong	5/21/2022	PB RSU							82,008	508,450

	5/21/2022	TB RSU					84,493	523,857

	5/13/2022	PB Options		191,128	7.76	5/12/2032

	5/21/2022	PB RSU							45,104	279,645

Laura	5/21/2022	TB RSU					46,471	288,120

Fese	3/1/2021	PB Options	59,136	59,136	9.77	2/28/2031

	5/21/2021	PB RSU							36,987	229,319

	5/21/2021	TB RSU					22,723	140,883

	5/13/2022	PB Options		347,504	7.76	5/12/2032

	5/21/2022	PB RSU							82,008	508,450

Peter	5/21/2022	TB RSU					84,493	523,857

Hantman	3/1/2021	PB Options	118,450	118,450	9.77	2/28/2031

	5/21/2021	PB RSU							74,087	459,339

	5/21/2021	TB RSU					45,513	282,181

	5/13/2022	PB Options		347,504	7.76	5/12/2032

	5/21/2022	PB RSU							82,008	508,450

	5/21/2022	TB RSU					84,493	523,857

Pawan	3/1/2021	PB Options	94,653	94,653	9.77	2/28/2031

Joshi	5/21/2021	PB RSU							59,204	367,065

	5/21/2021	TB RSU					36,370			225,494

	9/1/2021	TB RSU					13,959	86,546

E2open Proxy Statement 2023 |	58

1.

For fiscal 2023, PB Options are performance-based options subject to a one-year organic revenue growth target, net bookings target, and adjusted EBITDA target. For fiscal 2022, and 2021, PB Options are performance-based options subject to a one-year organic revenue growth target; PB RSUs are performance-based restricted stock units subject to a one-year organic revenue growth target; TB RSUs are time-based restricted stock units that vest equally over a three-year period.

2.	PB options vest in 25% increments annually on each anniversary of the grant date, subject to achievement of performance and other continued service conditions.
3.	The time-based restricted stock units vest in one-third increments annually on each anniversary of the grant date, subject to continued service conditions.
4.	The performance-based restricted stock units vest in 25% increments annually on each anniversary of the grant date, subject to achievement of performance and other continued service conditions
5.

The market value of unvested stock awards is calculated by multiplying the number of unvested stock awards held by the applicable named executive officer by the closing market price of our common stock on the New York Stock Exchange on February 28, 2023, the last day of fiscal 2023, which was $6.20.

Options Exercised and Stock Vested

The following table sets forth information concerning options exercised and stock vested by the NEOs at fiscal year ended February 28, 2023.

	Option Awards		Stock Awards

Name	Number of Shares	Value Realized	Number of Shares	Value Realized

	Acquired on	on Exercise	Acquired	on Vesting

	Exercise	$(1)	on Vesting	$(2)

Michael Farlekas	0	$0.00	106,717	$866,542

Marje Armstrong	0	$0.00	0	$0

Laura Fese	0	$0.00	23,690	$192,363

Peter Hantman	0	$0.00	47,454	$385,326

Pawan Joshi	0	$0.00	44,899	$354,181

Former Named Executive Officer

Jarett Janik	0	$0.00	167,056	$1,195,032

1.

Represents amount realized upon exercise of stock options, based on the difference between the market value of the shares acquired at the time of exercise and the exercise price. As the exercise price was greater than the closing stock price, the accelerated options would be underwater and without value.

2.

Represents the value realized upon vesting of RSUs, based on the market value of the shares on the vesting dates. Vesting dates for 2021 awards was May 21, 2022 with a closing price of $8.12. Mr. Janik had shares vest August 31, 2022, with a closing price of $6.67. Mr. Joshi had additional shares vest September 1, 2022, with a closing price of $6.63.

E2open Proxy Statement 2023 |	59

Potential Payments Upon Termination or Change-In-Control

Executive Change-in-Control and Severance Policy

Each of our NEOs is subject to the Executive Severance Plan, as adopted by our Board in February 2021 (the “Severance Plan”). With limited exceptions, the Severance Plan is the sole document governing benefits payable to or realizable by our NEOs eligible to receive benefits under it. In order to receive benefits under the Severance Plan, the NEO would sign a standard non-compete, non-solicitation, non-disparagement and confidentiality agreement, with the terms of the non-compete and non-solicitation running for one year from the date of entering into the agreement. Under the Severance Plan, each named executive officer is entitled to specific benefits upon the following events:

•	a change-in-control (“CIC”);

•	a constructive termination in connection with a change-in-control; and

•	a constructive termination not in connection with a change-in control.

The table below sets forth the benefits payable to or realizable by the NEOs in each of the three scenarios above. “Severance” as used in the column headings refers only to the constructive termination scenario not in connection with a change-in-control, where a NEO is terminated without cause or resigns for good reason. As the table indicates, the Severance Plan does not provide for any “single trigger” change-in-control benefits.

	Change-in-Control	Change-in-Control	Non-Change-in-Control

	Benefits	Severance Benefits	Severance Benefits

Performance-Based Equity Awards	Performance criteria deemed satisfied as of CIC date; Any time-based service vesting conditions continue to apply after CIC.	Portion of RSUs and options that previously performance vested due to CIC will immediately time vest.	Once performance is determined, pro-rata number of RSUs and options based on length of employment during four-year award period shall immediately time vest.

Time-Based Equity Awards	None.	All unvested outstanding RSUs shall immediately vest.	Pro-rata number of RSUs based on length of employment during three-year award period shall immediately time vest.

Cash: Bonus and Base Salary	None.	200% of base salary + 200% target bonus.	100% of base salary + 100% target bonus.

Benefits	None.	COBRA benefits for 18 months after termination.	COBRA benefits for 18 months after termination.

E2open Proxy Statement 2023 |	60

Potential / Actual Payments

The tables below quantify the potential payments and other benefits that our current NEOs would receive under the Severance Plan upon (a) a constructive termination of employment in connection with a change-in-control and (b) a constructive termination of employment not in connection with a change-in-control. Pursuant to our Severance Plan, all cash payments will be made immediately in lump sum. The calculations assume that the triggering event took place on February 28, 2023, the last business day of our last completed fiscal year, and the closing price of our common stock on the NYSE as of February 28, 2023 was the value of the consideration paid for each share of our common stock in the change-in-control, which we refer to as the “Transaction Price,” for purposes of determining the satisfaction of performance requirements under the outstanding PSU awards. In addition, we have disclosed below the actual payments to Mr. Janik upon his departure from the Company. On April 26, 2022, we entered into an executive severance agreement with Mr. Janik due to his departure after the company significantly accelerated his discussed retirement. The accelerated retirement was not for cause and not voluntary.

As described above, the occurrence of a change-in-control would not by itself result in any payment or the provision of any benefits to a NEO. However, the satisfaction of the performance targets under the NEO’s PSU awards will be determined as of the date of such change-in-control, based on the Transaction Price. The shares subject to such PSU awards will be deemed earned as of such date to the extent the performance targets as computed on this basis have been satisfied, but the awards will remain subject to remaining service or time-based vesting requirements, unless and until the employment of the NEO is terminated in connection with the change-in-control.

Scenario 01 Constructive Termination In Connection With a Change-in-Control

Name	Cash Severance ($)	Value of Accelerated PB RSU Awards ($)(1)	Value of Accelerated TB RSU Awards ($)(1)	Value of Accelerated PB Option Awards ($)(2)	COBRA Benefits ($)(3)	Total ($)

Michael Farlekas	2,500,000	2,177,043	1,813,271	—	22,533	6,512,847

Marje Armstrong	1,600,000	508,450	3,167,270	—	22,533	5,298,253

Laura Fese	1,100,000	508,964	429,003	—	22,533	2,060,500

Peter Hantman	1,800,000	1,016,899	806,037	—	22,533	3,645,469

Pawan Joshi	1,600,000	875,514	835,896	—	22,533	3,333,944

1.

Represents the value of unvested stock awards held by each named executive officer on February 28, 2023, the vesting of which would be accelerated by the applicable triggering event, based on the closing market price of $6.20 per share of our common stock on the NYSE on February 28, 2023.

2.

This value is based on the difference between the closing price for our common stock on February 28, 2023, and the exercise price of the accelerated stock option awards. As the exercise price was greater than the closing stock price, the accelerated options would be underwater and without value.

3.	The value represented in this column includes the estimated costs of extending medical, dental and vision benefits for the period of time specified in the Severance Plan.

E2open Proxy Statement 2023 |	61

Scenario 02 Constructive Termination Not In Connection With a Change-in-Control

Name	Cash Severance ($)(1)	Value of Accelerated PB RSU Awards ($)(2)	Value of Accelerated TB RSU Awards ($)(3)	Value of Accelerated PB Option Awards ($)(4)	COBRA Benefits ($)(5)	Total ($)

Michael Farlekas	1,250,000	544,261	604,424	—	22,533	2,421,217

Marje Armstrong	800,000	127,112	1,055,757	—	22,533	2,005,402

Laura Fese	550,000	127,241	143,001	—	22,533	842,775

Peter Hantman	900,000	254,225	268,679	—	22,533	1,445,437

Pawan Joshi	800,000	218,879	278,632	—	22,533	1,320,044

Jarett Janik	925,000	508,991	312,674	—	22,533	1,794,198

1.

The terms of the negotiated severance package for Mr. Janik are as disclosed in Item 9B of our Form 10-K filed on April 29, 2022 and as discussed above, which included a cash payout of $750,000 plus prorated payout of fiscal 2023 bonus. The target 2023 bonus as of February 28, 2023 would have been $175,000. However, performance was determined at 22.9% and his final bonus payout will equal $45,800.

2.

Represents the value of 1/4th of the unvested stock awards held by each named executive officer on February 28, 2023, the vesting of which would be accelerated by the applicable triggering event, based on the closing market price of $6.20 per share of our common stock on the NYSE on February 28, 2023. For Mr. Janik, all outstanding performance-based RSUs vested on his separation date of August 31, 2022, with noted value based on the August 31st closing stock price of $6.87.

3.

Represents the value of 1/3rd of the unvested stock awards held by each named executive officer on February 28, 2023, the vesting of which would be accelerated by the applicable triggering event, based on the closing market price of $6.20 per share of our common stock on the NYSE on February 28, 2023. For Mr. Janik, all outstanding time-based RSUs vested on his separation date of August 31, 2022, with noted value based on the August 31st closing stock price of $6.87.

4.

This value is based on the difference between the closing price for our common stock on February 28, 2023, and the exercise price of the accelerated stock option awards. As the exercise price was greater than the closing stock price, the accelerated options would be underwater and without value.

5.	The value represented in this column includes the estimated costs of extending medical, dental and vision benefits for the period of time specified in the Severance Plan.

CEO Pay Ratio

This section includes a comparison of the annual total income of our CEO, Mr. Farlekas, against the median of the annual total compensation of all of our employees (other than Mr. Farlekas), for fiscal 2023, determined in accordance with SEC rules. The methodology we used to calculate the pay ratio is described below.

Our median employee’s fiscal 2023 compensation was $45,555. Comparing this to the CEO’s 2023 compensation ($7,587,409), we estimate that the CEO Pay Ratio was 167:1. Our median employee represents the composition of our workforce, as the individual was located outside of the United States, and was an hourly accounting employee.

E2open Proxy Statement 2023 |	62

The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

Methodology

The annual total compensation of Mr. Farlekas for fiscal 2023, as set forth in the table above, is the same amount as we reported for Mr. Farlekas in the Summary Compensation Table above and was calculated in accordance with Item 402(c) of Regulation S-K. Our median employee represents the composition of our workforce, as the individual was located outside of the United States, and was an hourly accounting employee.

For fiscal 2023, we identified our median employee in the following manner which reflects the growth of our employee population and international expansion:

•

We determined the pool of qualifying employees (i.e., employees whose compensation data would be considered in our analysis) by identifying everyone who was a full-time, part-time, seasonal or temporary worker for e2open or any of our consolidated subsidiaries as of February 28, 2023. We identified 4,079 such qualifying employees, of which 1,243 were based in North America, 573 in EMEA, 12 in South America, 1,677 in India, and 574 in APAC. For purposes of this analysis, we excluded consultants and other service-providers who were employed by an unaffiliated third party as of February 28, 2023.

•

We calculated their total target compensation by combining their annual base salary as of February 28, 2023, plus their annual variable compensation for fiscal year 2023 plus the fair value of their fiscal 2023 stock-based compensation as of the date of grant.

•

For employees who were paid in currency other than U.S. dollars, we converted cash portion of their compensation into U.S. dollars based on average (mean) exchange rate for the month ending April 1, 2023.

•	We did not make any cost-of-living adjustments despite the fact that 70% of our employee base resides outside of North America with different cost of living and pay scales.

Next, we ordered the qualifying employees based on their notional annual total compensation (calculated as described above) and identified the median as the employee in the middle of the ordered list. Once we identified our median employee, we determined the median employee’s total annual compensation, for purposes of the disclosure in the table above, in accordance with Item 402(c) of Regulation S-K.

E2open Proxy Statement 2023 |	63

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K
(“Item 402(v)”), the Company is providing the following information regarding the relationship between the executive “Compensation Actually Paid” as defined in Item 402(v)) (“CAP”) by the Company and the financial performance of the Company over the applicable time period of the disclosure, calculated in a manner consistent with Item 402(v). For a more comprehensive description of our executive compensation program and the factors used by the Compensation Committee to determine pay for our NEOs, see the “Compensation Discussion and Analysis” section of this Proxy Statement. Accordingly, the table below provides information about CAP for the Company’s Principal Executive Officer (“PEO”) and the average CAP for our non-PEO
NEOs alongside certain Company financial metrics during fiscal year 2023 and the two preceding fiscal years.

					Value of Initial Fixed $100

					Investment Based on:

Fiscal Year Ended February 28,	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (3)	Net Loss ($ in thousands)	Adjusted EBITDA ($ in thousands)
			($) (2)

2023	7,587,409	2,865,300	4,212,969	1,260,551	62.60	120.60	(720,202)	217,130

2022	9,363,036	2,538,732	3,982,531	1,374,531	90.70	154.10	(189,914)	162,479

1.	For the fiscal years 2023 and 202, this is the total compensation, as depicted in the Summary Compensation Table, for Mr. Farlekas, our Chief Executive Officer and Principal Executive Officer.
2.
For the fiscal year 2023, this is the average total compensation, as depicted in the Summary Compensation Table, for the following executives, Ms. Marje Armstrong Chief Financial Officer and Principal Financial Officer; Ms. Laura Fese, Executive Vice President and General Counsel; Mr. Peter Hantman, Chief Operating Officer; and Mr. Pawan Joshi, Executive Vice President, Product Management & Strategy.

3.
Our total shareholder return assumes the investment of $100 in our common stock on June 15, 2022, the day the units and warrants began trading on the NYSE through and including the end of the fiscal year for which the total shareholder return is depicted. Peer group total shareholder return is based on the weighted-average total shareholder return of the following companies: American Software, Inc. (AMSWA), Manhattan Associates, Inc. (MANH), Park City Group, Inc. (PCYG), SPS Commerce, Inc. (SPSC), Tecsys Inc. (TCS.To), The Descartes Systems Group Inc. (DSG.TO) and TrackX Holdings Inc. (TKX.V).

			Deductions	Additions

Fiscal Year Ended	Year	Summary	Amounts	Value of Stock	Change in Value of	Change in	Compensation
February 28,		Compensation	Reported in	Awards	Stock	Value of Stock	Actually Paid
		Table Total	Summary	Granted During	Awards Granted in	Awards	Total
		($)	Compensation	the Year,	Any	Granted in Any	($)
			Table for Stock	Outstanding and	Prior Year,	Prior Year,
			Awards	Unvested	Outstanding	Vested During
			($)	at Fiscal Year-	and Unvested at	the Fiscal Year
				End	Fiscal	($)
				($)	Year-End
($)

PEO	2023	7,587,409	(3,041,971)	(328,249)	(1,055,416)	(296,673)	2,865,300

	2022	9,363,036	(3,951,888)	(1,439,637)	(1,439,637)	6,858	2,538,732

Average Non-PEO NEO	2023	4,212,969	(2,024,889)	(293,623)	(520,275)	(113,630)	1,260,551

	2022	3,982,531	(1,511,527)	(557,914)	(543,362)	4,802	1,374,531

E2open Proxy Statement 2023 |	64

Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

Tabular List of Most Important Performance Measures
In accordance with the requirements of Item 402(v)(6), we have identified an unranked list of the most important financial performance measures, which represent the most important financial metrics used by the Company to link fiscal 2023 CAP, for our PEO and other NEOs, to Company performance. These metrics are described further under Compensation Discussion and Analysis, specifically under the subheadings “Short-Term Incentive” and “Long-Term Incentive.”

The Compensation Committee has not historically and does not currently evaluate CAP as calculated pursuant to Item 402(v)(2) as part of its executive compensation determinations; accordingly, the Compensation Committee does not actually use any financial or non-financial
performance measures specifically to link NEO CAP to Company performance.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Most Important Performance Measures
• Adjusted EBITDA • Net Bookings • Organic Revenue Growth

E2open Proxy Statement 2023 |	65

Security Ownership of Certain
Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of May 8, 2023 by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of shares of the Company’s common stock as of May 8, 2023 is based on the following: (i) an aggregate of 302,476,818 shares of Class A Common Stock issued and outstanding; (ii) 32,992,007 shares of Class V Common Stock issued and outstanding; (iii) 521,986 restricted stock units that vest within 60 days of May 8, 2023; (iv) 479,481 options that have vested, but are unexercised; and (v) 52,222 options that vest within 60 days of May 8, 2023; provided that, the information below excludes (a) the shares of Class A Common Stock reserved for future awards under the EIP, (b) 13,799,872 shares of Class A Common Stock subject to outstanding Public Warrants of the Company, and (c) non-voting shares of Series B-2 Common Stock issued upon completion of the Business Combination.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of voting stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 9600 Great Hills Trail #300E, Austin, Texas 78759.

E2open Proxy Statement 2023 |	66

Name and Address of Beneficial Owner	Class A Stock # of Shares	%	Class V Stock # of Shares	%	Total Voting Power %

NBOKS(1)	40,747,831	12.8	—	—	11.6

Francisco Partners(2)	38,710,297	12.1	—	—	11.0

Temasek Shareholder (3)	29,248,151	9.2	—	—	8.3

The WindAcre Partnership Master Fund LP(4)	28,792,992	9.0	—	—	8.2

The Vanguard Group(5)	20,284,084	6.4	—	—	5.8

Insight Partners(6)	20,202,501	6.3	29,628,506	89.8	14.2

Elliott Investment Management L.P.(7)	19,165,321	6.0	—	—	5.4

Eminence Capital, L.P.(8)	16,966,812	5.3	—	—	4.8

Morgan Stanley(9)	18,147,529	5.7	—	—	5.2

Michael A. Farlekas(10)	571,531	*	1,497,316	4.5	*

Peter R. Hantman(11)	329,755	*	278,233	*	*

Marje Armstrong(12)	106,236	*	—	—	*

Pawan Joshi(13)	446,513	*	—	—	*

Jennifer S. Grafton	5,176	*	—	—	*

Chinh E. Chu(14)	13,782,959	4.3	—	—	3.9

Eva F. Harris	74,657	*	—	—	*

Keith W. Abell	89,657	*	—	—	*

Stephen C. Daffron	39,657	*	—	—	*

Ryan M. Hinkle(15)	39,657	*	—	—	*

Timothy I. Maudlin(16)	46,487	*	165,013	*	*

Deep Shah(17)	21,745	*	—	—	*

Martin Fichtner(18)	—	—	—	—	—

All directors and NEOs as a group (13 individuals)	15,554,030	4.9	1,940,562	5.9	5.0

1.

Consists of 30,607,831 Shares of Class A Common Stock and 10,140,000 exercisable for shares of Class A Common Stock owned of record by Neuberger Berman Opportunistic Capital Solutions Fund (“NBOKS”), for which Neuberger Berman Investment Advisers LLC, an indirect subsidiary of Neuberger Berman Group LLC, serves as investment adviser, and, in such capacity, exercises voting or investment power over the shares held directly by NBOKS for which Charles Kantor is a portfolio manager. Does not include any securities owned by this individual directly or indirectly as a result of his interest in the sponsor, NBOKS or their or its affiliates. Mr. Kantor disclaims beneficial ownership of the securities owned by NBOKS except to the extent of his pecuniary interest therein. The business address of NBOKS is 1290 Avenue of the Americas, New York, New York 10104.

2.

Consists of 38,710,297 shares of Class A Common Stock owned directly by Francisco Partners III (Cayman), L.P., 427,438 shares of Class A Common Stock owned directly by Francisco Partners Parallel Fund III (Cayman), L.P. (together, the “Francisco Partners Funds”), and 21,745 shares to be received by Mr. Deep Shah within 60 days for his service as a director of e2open, which shares he holds for the benefit, and at the direction, of Francisco Partners Management, L.P. (see footnote 17 for additional information regarding Mr. Deep Shah). Francisco Partners GP III (Cayman), L.P. is the general partner of each of the Francisco Partners Funds. Francisco Partners GP III Management (Cayman), Ltd. is the general partner of Francisco Partners GP III (Cayman), L.P. Francisco Partners Management, L.P. serves as the investment manager for each of the Francisco Partners Funds. Voting and disposition decisions at Francisco Partners Management, L.P. with respect to the shares of Class A Common Stock held by each of the Francisco Partners Funds are made by an investment committee consisting of Dipanjan Deb, David Golob, Keith Geeslin, Ezra Perlman, and Megan Karlen, with no one member having the power to act alone to exercise such voting or dispositive power. Each of Francisco Partners Management, L.P., Francisco Partners GP III Management (Cayman), Ltd., and Francisco Partners GP III (Cayman), L.P. may be deemed to share voting and dispositive power over the shares of Class A Common Stock held by the Francisco Partners Funds, but each disclaims beneficial ownership. In addition, each of the members of the investment committee disclaims beneficial ownership of any of the shares of Class A Common Stock held by the Francisco Partners Funds. The address for each of the foregoing entities is One Letterman Drive, Building C, Suite 410, San Francisco, CA 94129.

E2open Proxy Statement 2023 |	67

3.

Consists of 29,248,151 shares of Class A common stock owned of record by the Temasek Shareholder. The Temasek Shareholder is controlled by Temasek Holdings (Private) Limited. Investment and voting decisions regarding such shares held by the Temasek Shareholder are made by an investment committee of Temasek Holdings (Private) Limited, acting by majority vote and, as a result, no individual investment committee member acting alone has the ability to exercise investment or voting power regarding such shares. The membership of the investment committee is subject to change from time to time. The investment committee currently consists of Dilhan Pillay, Chia Song Hwee, Nagi Hamiyeh, Ravi Lambah, Rohit Sipahimalani, Leong Wai Leng, Pek Siok Lan, Png Chin Yee, Uwe Krueger, and Wu Yibing. Each of the members of the investment committee disclaims beneficial ownership of such shares. Pursuant to the Amended and Restated Investor Rights Agreement, the Temasek Representative has the right to appoint one director to the Company’s board. The principal business address of the Temasek Shareholder is 60B Orchard Road #06-18 Tower 2, The Atrium@Orchard, Singapore, Singapore, 238891.

4.

Consists of 28,792,992 shares of Class A Common Stock owned of record by The WindAcre Partnership Master Fund LP, an exempted limited partnership established in the Cayman Islands (“Master Fund”). The WindAcre Partnership LLC, a Delaware limited liability company (“WindAcre”) serves as the investment manager of the Master Fund. Snehal Rajnikant Amin is the principal beneficial owner and managing member of WindAcre. Mr. Amin disclaims beneficial ownership of the securities owned by the Master Fund except to the extent of his pecuniary interest therein. The principal business address of the Master Fund is Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands. This information is based solely on the Schedule 13G/A filing made on February 14, 2023.

5.

This information is based solely on Schedule 13G/A filed with the SEC by The Vanguard Group on February 9, 2023 reporting share ownership as of December 30, 2022. Vanguard reported that it had shared voting power over 134,530 shares of the shares beneficially owned; sole dispositive power over 19,966,359 of such shares; and shared dispositive power over 317,725 of such shares. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

6.

Consists of 8,391,675 shares of Class A Common Stock owned by Insight Venture Partners (Cayman) IX, L.P., 1,789,373 shares of Class A Common Stock owned by Insight Venture (Delaware) IX, L.P., 5,220,857 shares of Class A Common Stock owned by Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P., 4,800,596 shares of Class A Common Stock owned by Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. and 29,628,506 shares of Class V Common Stock owned by Insight E2open Aggregator, LLC (collectively, the “Insight Stockholders”). Insight E2open Aggregator, LLC is managed by Insight Venture Partners IX, L.P. The general partner of each of Insight Venture Partners IX, L.P., Insight Venture Partners (Cayman) IX, L.P. and Insight Venture Partners (Delaware) IX, L.P. is Insight Venture Associates IX, L.P., and the general partner of Insight Venture Associates IX, L.P. is Insight Venture Associates IX, Ltd. The general partner of each of Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P. and Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. is Insight Venture Associates Growth- Buyout Coinvestment, L.P., and the general partner of Insight Venture Associates Growth-Buyout Coinvestment, L.P. is Insight Venture Associates Growth-Buyout Coinvestment, Ltd. The sole stockholders of each of Insight Venture Associates IX, Ltd. and Insight Venture Associates Growth-Buyout Coinvestment, Ltd. is Insight Holdings Group, LLC (“Insight Holdings”). Each of Jeffrey Horing, Deven Parekh, Peter Sobiloff, Jeffrey Lieberman and Michael Triplett is a member of the board of managers of Insight Holdings and may be deemed to hold voting and dispositive power over the shares held of record by the Insight Stockholders. Each of the members of the board of managers of Insight Holdings disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interest therein, and the foregoing is not an admission that any of Insight Venture Partners IX, L.P., Insight Venture Associates IX, L.P., Insight Venture Associates IX, Ltd., Insight Venture Associates Growth-Buyout Coinvestment, L.P., Insight Venture Associates Growth-Buyout Coinvestment, Ltd. or Insight Holdings is the beneficial owner of any shares held by the Insight Stockholders. The principal business address of each of the Insight Stockholders is 1114 Avenue of the Americas, 36th Floor, New York, New York 10036.

7.

Consists of 19,165,321 shares of Class A Common Stock held by the Elliott Funds (as defined herein) and/or their respective subsidiaries. Elliott Investment Management L.P., a Delaware limited partnership (“EIM”) is the investment manager of Elliott Associates, L.P., a Delaware limited partnership (“Elliott”) and Elliott International, L.P., a Cayman Islands limited partnership (“Elliott International” and together with Elliott, the “Elliott Funds”). The general partner of EIM is Elliott Investment Management GP LLC, a Delaware limited liability company (“EIM GP”). Paul E. Singer (“Singer”) is the sole managing member of EIM GP. EIM expressly disclaims equitable ownership of and pecuniary interest in any shares of Class A Common Stock. The principal business address of each of EIM, EIM GP and Singer is Phillips Point, East Tower, 777 South Flagler Drive, Suite 1000, West Palm Beach, FL 33401. This information is based solely on the Schedule 13G/A filing made on February 14, 2023.

8.

Consists of 16,966,812 shares of Class A Common Stock owned by Eminence Capital, LP, a Delaware limited partnership (“Eminence Capital”) and Ricky C. Sandler, a U.S. Citizen (“Mr. Sandler,” and together with Eminence Capital, the “Eminence Owners”). Eminence Capital serves as the management company or investment adviser to, and may be deemed to have shared voting and dispositive power over the shares of Common Stock held by, various investment funds (the “Eminence Funds”) and separately managed accounts (the “Eminence SMAs,” and together with the Eminence Funds, the “Eminence Funds and SMAs”) under its management and control. The general partner of Eminence Capital is Eminence Capital GP, LLC, the sole managing member of which is Mr. Sandler. Mr. Sandler is the Chief Executive Officer of Eminence Capital and may be deemed to have shared voting and dispositive power with respect to the shares of Common Stock held by the Eminence Funds and SMAs and sole voting and dispositive power with respect to the shares of Common Stock directly owned by family and other related accounts over which Mr. Sandler has investment discretion. The address of the principal business and principal office of the Eminence Owners is 399 Park Avenue, 25th Floor, New York, NY 10022. This information is based solely on the Schedule 13G filing made on February 14, 2023.

9.

This information is based solely on Schedule 13G filed with the SEC by Morgan Stanley on February 9, 2023 reporting share ownership as of December 30, 2022. Morgan Stanley and Morgan Stanley Capital Services LLC reported that it collectively had shared voting power and dispositive power over 16,044,201 shares of the shares beneficially owned. The principal business address of Morgan Stanley is 1585 Broadway New York, NY 10036.

10.	Includes 288,759 options, which are currently underwater as of the record date with an exercise price of $9.77 (266,378 options) and $7.76 (22,381 options).
11.	Includes 128,379 options, which are currently underwater as of the record date with an exercise price of $9.77 (118,450 options) and $7.76 (9,947 options).
12.	Includes 9,947 options, which are currently underwater as of the record date with an exercise price of $7.76.
13.	Includes 104,600 options, which are currently underwater as of the record date with an exercise price of $9.77 (94,653 options) and $7.76 (9,947 options).
14.

Consists of 8,642,959 shares of Class A Common Stock and 5,140,000 Warrants exercisable for shares of Class A Common Stock. All shares are owned by either Chinh E. Chu or CC Capital Holdings LP and CC NB Sponsor 1 Holdings LLC, which entities are controlled by Chinh E. Chu. Mr. Chu is deemed to have beneficial ownership of all securities owned by such entities. Also includes 21,745 shares to be received by Mr. Chu within 60 days for his service as a director of e2open, which shares he holds for the benefit, and at the direction, of CC Capital. The business address of CC Capital Holdings LP and Affiliates is 200 Park Avenue, 58th Floor, New York, New York 10166.

15.

Mr. Hinkle is a Managing Director of Insight Partners, an affiliate of the Insight Stockholders described in footnote 6. Mr. Hinkle does not hold voting or dispositive power over the shares held of record by the Insight Stockholders. See footnote 6 for more information regarding the Insight Stockholders. The information includes 39,657 shares held by Mr. Hinkle who serves on our Board pursuant to the Investor Rights Agreement described in detail below in the section entitled “Transactions with Related Parties.”

E2open Proxy Statement 2023 |	68

16.

90,000 of the Class V shares are held directly by the Timothy I. Maudlin 2021 Family Trust (the “Maudlin Family Trust”) for the benefit of the Reporting Person’s children. The Reporting Person’s spouse is trustee of the Maudlin Family Trust. The Reporting Person disclaims beneficial ownership of the Common Units underlying the Class V shares held by the Maudlin Family Trust except to the extent of his pecuniary interest therein.

17.

Consists of 21,745 shares to be received by Mr. Deep Shah within 60 days for his service as a director of e2open, which shares he holds for the benefit, and at the direction, of Francisco Partners Management, L.P. Mr. Shah is the Co-President of Francisco Partners. Mr. Shah does not hold voting or dispositive power over the shares held of record by the Francisco Partners Funds. See footnote 2 for more information regarding the Francisco Partners Funds.

18.

Mr. Fichtner is a Managing Director of Temasek, an affiliate of the Temasek Shareholder described in footnote 3. Mr. Fichtner does not hold voting or dispositive power over the shares held of record by the Temasek Shareholder. See footnote 3 for more information regarding the Temasek Shareholder.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires our executive officers and directors and any persons who beneficially own more than 10% of our common stock (collectively, Reporting Persons) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. As a matter of practice, we assist our executive officers and non-employee directors in preparing initial ownership reports and reporting ownership changes and we typically file these reports on their behalf.

Based solely on our review of the Section 16(a) forms received by us or written representations from the Reporting Persons, we believe that all Reporting Persons complied with all applicable filing requirements in fiscal 2023, except for one missed Form 4 for the vesting of a time-based RSU for Mr. Joshi which was corrected via Form 5 in March 2023.

Transactions with Related Persons

We have adopted a formal written policy that applies to our executive officers, directors, nominees for directors, holders of more than five percent of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons will not be permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, subject to exceptions for certain pre-approved related party transactions. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any proposal, our Audit Committee will consider the relevant facts and circumstances available, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.

Post-Business Combination Agreements

Tax Receivable Agreement

On February 4, 2021, in connection with the Business Combination Closing, we entered into the Tax Receivable Agreement with certain of the e2open Sellers where we are required to pay certain sellers, 85% of the tax savings that we realize from increases in the tax basis in e2open Holdings’ assets as a result of the sale of e2open Holdings’ equity interests, the future exchange of the Common Units for shares of Class A Common Stock (or cash), certain pre-existing tax attributes of the Blockers and certain other tax benefits related to entering into the Tax Receivable Agreement including tax benefits attributable to payments under the Tax Receivable Agreement.

E2open Proxy Statement 2023 |	69

Amended and Restated Investor Rights Agreement

On February 4, 2021, in connection with the Business Combination Closing, we entered into the Investor Rights Agreement which provides affiliates of Insight Partners and CC Capital the right to nominate members of our board of directors, requires parties to vote in favor of director nominees recommended by our board of directors, require us to register securities within 30 days of the Business Combination Closing and limit transfers of beneficially owned shares of our common stock prior to the termination of the Lock-up Period, among others.

In connection with the BluJay Acquisition Closing, the parties to the Investor Rights Agreement amended and restated the Investor Rights Agreement on September 1, 2021, in order to add Francisco Partners and the Temasek Parties as parties thereto and to make other changes related to the BluJay Acquisition. The Amended and Restated Investor Rights Agreement provides each of Francisco Partners and the Temasek Representative with the right to nominate one director to the Company’s board of directors (subject to certain conditions). The Amended and Restated Investor Rights Agreement also includes registration rights in respect of the shares of Class A Common Stock of the Company held by the equityholders party thereto. In addition, in the Amended and Restated Investor Rights Agreement, Francisco Partners, the Temasek Shareholder, and certain of the existing equityholders of the Company agreed to a six month “lock-up” restriction with respect to their shares of Class A Common Stock. The other BluJay Sellers also entered into lock-up agreements with the Company on September 1, 2021, pursuant to which they agreed to a six month “lock-up” restriction with respect to their shares of Class A Common Stock of Company.

Sponsor Side Letter Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor, certain investors and CCNB1’s Independent Directors entered into the Sponsor Side Letter Agreement with CCNB1. Under the Sponsor Side Letter Agreement, 2,500,000 Class B Ordinary Shares of CCNB1 held by the Sponsor and CCNB1’s Independent Directors were automatically converted into 2,500,000 shares of Series B-1 Common Stock, which, collectively, are referred to as the Restricted Sponsor Shares. The vesting conditions of the shares of Series B-1 Common Stock mirror the Series 1 RCUs. Upon conversion of the Restricted Sponsor Shares, the holder of each such Restricted Sponsor Share will be entitled to receive a payment equal to the amount of dividends declared on a share of Class A Common Stock beginning at the Business Combination Closing and ending on the day before the date such Restricted Sponsor Share converts into a share of Class A Common Stock. If any of the Restricted Sponsor Shares do not convert prior to the ten-year anniversary of the Business Combination Closing, such Restricted Sponsor Shares will be canceled for no consideration and will not be entitled to receive any Catch-Up Payment, as defined in the Third Company Agreement, in respect of such Restricted Sponsor Shares.

Indemnification Agreements

We entered into indemnification agreements with certain executive officers, Section 16 officers and/or directors. Upon the closing of the BluJay Acquisition, we entered into indemnification agreements with two new e2open directors.

E2open Proxy Statement 2023 |	70

Proposals

Proposal No. 1:

Election of Directors

At our Annual Meeting, stockholders will elect Class II directors to hold office until the annual meeting of stockholders in 2026 and until the director’s successor is elected and qualified, or until the director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee has agreed to be named in this proxy statement and to serve if elected. If any nominee for any reason is unable or unwilling to serve, the proxies may be voted for such substitute nominee as the proxy holder may determine, unless the Board, in its discretion, reduces the number of directors serving on the Board.

Director Nominees

Martin Fichtner, Ryan Hinkle and Timothy Maudlin have been nominated for election as Class II directors to serve a three-year term. For details regarding Board qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Board of Directors—Nominees for Directors” on pages 13-20.

Required Vote

Directors are elected by a plurality vote, which means that the nominees receiving the most affirmative votes will be elected, up to the number of directors to be chosen at the meeting.

The Board recommends a vote “FOR” the election of each of the nominated directors.

E2open Proxy Statement 2023 |	72

Proposal No. 2:

Advisory Vote to Approve the

Compensation of our Named

Executive Officers

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to cast a non-binding, advisory vote on the compensation of our NEOs (a “say-on-pay” vote). We currently hold our say-on-pay vote annually and we expect the next say on pay vote will occur in 2024. In deciding how to vote on this proposal, we urge you to consider the information contained in “Executive Compensation—Compensation Discussion and Analysis” beginning on page 40.

Required Vote

We are asking our stockholders to support the compensation of our NEOs and our compensation philosophy as described in this proxy statement. You may vote FOR or AGAINST the following resolution, or you may ABSTAIN. This advisory vote on NEO compensation will be approved if it receives the affirmative vote of the holders of a majority of the shares of Class A and Class V common stock present or represented and entitled to vote on this matter at the Annual Meeting.

Your vote is advisory, and therefore not binding on e2open, the Board or the Compensation Committee, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. Nevertheless, our Board and Compensation Committee value the opinions of our stockholders and view this vote as one of the modes of communication with stockholders. The Board and Compensation Committee will review and consider the outcome of this vote in determining future compensation arrangements for our NEOs.

The Board recommends a vote “FOR” the advisory approval of the compensation of our NEOs.

E2open Proxy Statement 2023 |	73

Proposal No. 3:

Ratification of Selection

of Independent Registered

Public Accounting Firm

Our Audit Committee is responsible for overseeing the engagement, independence, compensation, retention and services of our independent registered public accounting firm retained to audit our consolidated financial statements. The Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal 2024. Representatives of EY will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

EY has served as our independent registered public accounting firm since 2016. In conjunction with the mandated rotation of EY’s lead engagement partner, the Audit Committee is involved in the selection of EY’s lead engagement partner. In deciding to engage EY, our Audit Committee reviewed, among other factors, registered public accounting firm independence issues raised by commercial relationships we have with the other major accounting firms. We have no commercial relationship with EY that would impair its independence. Consequently, at this time, the Audit Committee does not believe that a rotation of registered public accounting firms is merited and believes that the continued retention of EY to serve as our independent registered public accounting firm is in the best interests of e2open and its stockholders.

The Audit Committee reviews audit and non-audit services performed by EY, as well as the fees charged by EY for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. Additional information concerning the Audit Committee and its activities with EY can be found in the following sections of this proxy statement: “Board of Directors—Committees, Membership and Meetings” and “Report of the Audit Committee of the Board of Directors.”

E2open Proxy Statement 2023 |	74

Proposal No. 3: Ratification of Selection of Independent Registered Public Accounting Firm (cont.)

Pre-approval Policy and Procedures.

The Audit Committee charter requires it to pre-approve all audit and non-audit services provided to us by EY. Throughout the year, the Audit Committee reviews updates regarding the nature and extent of services provided by EY. The Audit Committee will annually review and pre-approve a dollar amount for each category of services that may be provided by EY without requiring further approval from the Audit Committee. In connection with this pre-approval requirement, the Audit Committee will consider whether the categories of pre-approved services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent registered public accounting firm may be best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor is necessarily determinative.

The Audit Committee pre-approved all audit and non-audit fees of EY during fiscal 2023.

Ernst & Young Fees

The following table sets forth approximate aggregate fees billed to us by EY for fiscal 2023 and fiscal 2022:

In thousands	2023	2022
	($)	($)

Audit Fees (1)	2,820	3,338

Audit Related Fees (2)	415	663

Tax Fees	0	0

All Other Fees (3)	99	0

Total Fees	3,334	4,001

1.

Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits or accounting consultations.

2.

Audit related fees consisted of services with respect to the Statement on Standards for Attestation Engagements (“SSAE”) No. 16, related to our and our acquired entities’ cloud services offerings and consultations associated with SEC filings.

3.	All other fees consisted principally of agreed upon procedures and advisory services.

Required Vote

The ratification of the selection of EY requires the affirmative vote of the holders of a majority of shares of common stock present or represented and entitled to vote on this matter at our Annual Meeting.

The Board recommends a vote “FOR” the ratification of the selection of EY.

E2open Proxy Statement 2023 |	75

Report of the Audit Committee

of the Board of Directors

Review of E2open’s Audited Financial Statements for the Fiscal Year Ended February 28, 2023

The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the fiscal year ended February 28, 2023.

The Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”).

The Audit Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of EY with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K, for the fiscal year ended February 28, 2023, for filing with the SEC.

Submitted by: Timothy Maudlin, Chair Keith Abell Eva Harris Martin Fichtner

E2open Proxy Statement 2023 |	76

Stockholder Proposals for 2024 Annual Meeting

Our Bylaws contain procedures governing how stockholders may submit proposals or director nominations to be considered at our annual meetings. The SEC has also adopted regulations (Exchange Act Rule 14a-8) that govern the inclusion of stockholder proposals in our annual proxy materials.

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for our 2024 Annual Meeting of Stockholders. Stockholders should carefully review our Bylaws and Exchange Act Rule 14a-8 to ensure that they have satisfied all of the requirements necessary to submit proposals or director nominations to be considered at our 2024 Annual Meeting of Stockholders. Our Bylaws are included as an exhibit to our Annual Report on Form 10-K, which can be found at www.sec.gov.

	Proposals for inclusion in 2024 proxy statement	Director nominations for inclusion in 2024 proxy statement (proxy access)	Other proposals/nominations to be presented at 2023 Annual Meeting*

TYPE OF PROPOSAL OR NOMINATION	SEC rules permit stockholders to submit proposals for inclusion in our proxy statement by satisfying the requirements described in Exchange Act Rule 14a-8.	A stockholder or a group of up to 20 stockholders meeting the ownership requirements described in Section 12 of our Bylaws may submit director nominees (constituting up to the greater of two directors or 20% of the Board) for inclusion in our proxy statement by satisfying the requirements described in Section 12 of our Bylaws.

Stockholders may present proposals or director nominations directly at the annual meeting (but not for inclusion in our proxy statement) by satisfying the requirements described in Section 12 of our Bylaws.

WHEN PROPOSAL OR NOMINATION MUST BE RECEIVED BY E2OPEN	No later than the close of business on March 7, 2024. However, if we did not hold an annual meeting the previous year, or if the date of our annual meeting has changed by more than 30 days from the anniversary of the previous year’s meeting, we will announce a new deadline in our public filings with the SEC.	No earlier than March 9, 2024 and no later than the close of business on April 8, 2024. However, if our annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, a stockholder’s written notice will be timely if it is delivered by the later of the 120th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting.

No earlier than March 9, 2024 and no later than the close of business on April 8, 2024. However, if our annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, a stockholder’s written notice will be timely if it is delivered by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting.

WHERE TO SEND PROPOSAL OR NOMINATION

By Mail: Corporate Secretary, E2open Parent Holdings, Inc., 9600 Great Hills Trail, #300E, Austin, Texas 78759 By Email: generalcounsel@e2open.com, with a confirmation copy sent by mail to the address above

WHAT MUST BE INCLUDED WITH PROPOSAL OR NOMINATION	The information required by Exchange Act Rule 14a-8	The information required by our Bylaws	The information required by our Bylaws

E2open Proxy Statement 2023 |	77

Stockholder Proposals for

2024 Annual Meeting (Cont.)

*If stockholders do not comply with the Bylaw notice deadlines in this column, we reserve the right not to submit the stockholder proposals or nominations to a vote at our annual meeting. If we are not notified of a stockholder proposal or nomination by June 26, 2022, then the management personnel who have been appointed as proxies may have the discretion to vote for or against such stockholder proposal or nomination, even though such proposal or nomination is not disclosed in the proxy statement.

Under our Bylaws, if the number of directors to be elected to the Board is increased and we do not make a public announcement specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s written notice of nominees for any new position will be considered timely if it is delivered to our Corporate Secretary by the 10th day following the announcement.

E2open Proxy Statement 2023 |	78

Questions

& Answers

Questions and Answers About

the Annual Meeting and Voting

01	Why is the annual meeting held in a virtual format?

We are holding our 2023 Annual Meeting in a virtual format. We believe that the virtual meeting format will facilitate stockholder attendance and participation at the annual meeting by enabling stockholders to participate remotely from any location.

02	What will be voted on at the Annual Meeting?

Stockholders will be voting on the following matters:

•   Election of three directors;

•   Advisory vote to approve the compensation of our named executive officers; and

•   Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2024.

03	Why is e2open soliciting my Proxy?

Our Board is soliciting proxies for use at our Annual Meeting of Stockholders to be held on July 7, 2023, and any adjournments or postponements of the meeting. The meeting will be held at 9:00 a.m. Eastern Time and will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://www.proxydocs.com/ETWO.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about May 26, 2023. This proxy statement provides the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

04	Who is entitled to vote?

Only stockholders of record (Class A and Class V) at the close of business on May 8, 2023 will be entitled to vote at the Annual Meeting. On this record date, there were 302,476,818 shares of e2open Class A stock outstanding and entitled to vote and 32,992,007 shares of e2open Class V stock outstanding and entitled to vote.

E2open Proxy Statement 2023 |	80

Questions and Answers About the Annual Meeting and Voting (cont.)

05	How many votes do I have?
You have one vote for each share of e2open Class A common stock and one vote for each share of e2open Class V common stock that you owned as of May 8, 2023.
06	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a bank, broker, or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held directly in your own name and those owned beneficially through a bank, broker, or other nominee.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent to you directly. As the stockholder of record, you have the right to grant your voting proxy directly or to vote during the Annual Meeting. You may grant your voting proxy in three ways: by mail using the enclosed proxy card, by telephone or by Internet.

Beneficial Owner

If your shares are held by a bank, broker, or other nominee, you are considered the beneficial owner of shares held in “street name,” and our proxy materials are being forwarded to you by your bank, broker, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares and are also invited to attend the virtual Annual Meeting.

07	How do I vote by proxy if I am a stockholder of record?

If you are a stockholder of record, you must properly submit your proxy card (by telephone, via the

Internet or by mail) so that it is received by us before the Annual Meeting. The individuals named on your proxy card will vote your shares as you have directed. If you sign the proxy card (including electronic signatures in the case of Internet or telephonic voting) but do not make specific choices, your shares will be voted as recommended by the Board:

•   “FOR” the election of each director nominee;

•   “FOR” the approval, on an advisory basis, of executive compensation; and

•   “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 29, 2024.

If any other matter is presented at the Annual Meeting, your proxy will be voted in accordance with the best judgment of the individuals named on the proxy card. As of the date of this proxy statement, we know of no other matters to be acted on at the Annual Meeting.

E2open Proxy Statement 2023 |	81

Questions and Answers About the Annual Meeting and Voting (cont.)

08	How do I give voting instructions if I am a beneficial owner?

If you are a beneficial owner of shares, you will receive instructions from your bank, broker, or other nominee as to how to vote your shares. If you give instructions to your bank, broker, or other nominee, the bank, broker, or other nominee will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to rules of the New York Stock Exchange (the “NYSE”), brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares with respect to “non-routine” matters. The election of directors and advisory approval of executive compensation are considered “non-routine” matters and, as such, brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to those matters unless the broker has received instructions from the beneficial owner of the shares.

09	May I vote by telephone or via the Internet?

Yes. If you are a stockholder of record, you have a choice of voting by telephone using a toll-free telephone number, voting over the Internet, or voting by completing the enclosed proxy card and mailing it in the return envelope provided. To vote by telephone or via the Internet, follow the instructions provided on the proxy card. We encourage you to vote by telephone or over the Internet because your vote will be tabulated faster than if you mail it. If you vote by telephone or Internet, you may incur costs, such as usage charges from Internet access providers and telephone companies. You will be responsible for those costs.

If you are a beneficial owner and hold your shares in “street name,” you will need to contact your bank, broker, or other nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote. Voting by telephone or over the Internet or returning your proxy card by mail will not affect your right to attend the virtual Annual Meeting and vote.

E2open Proxy Statement 2023 |	82

Questions and Answers About the Annual Meeting and Voting (cont.)

10	May I revoke my proxy or my voting instructions?
Yes. If you change your mind after you vote, if you are a stockholder of record, you may revoke your proxy through the following procedures:
• Send in another signed proxy with a later date or resubmit your vote by telephone or the Internet;
• Send a letter revoking your proxy to e2open’s Corporate Secretary at 9600 Great Hills Trail, Austin, TX 78749; or
• Attend the Annual Meeting and vote during the meeting at https://www.proxydocs.com/ETWO.

If you are a beneficial owner and hold your shares in “street name,” you will need to contact your bank, broker, or other nominee to determine how to revoke your voting instructions.

If you wish to revoke your proxy or voting instructions, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

11	How do I attend and vote during the virtual Annual Meeting?

You may attend the Annual Meeting and vote your shares at https://www.proxydocs.com/ETWO during the meeting. You may log into the meeting beginning at 8:45 a.m. Eastern Time on July 7, 2023, and the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Follow the instructions provided to vote. If you are a stockholder of record, you will need the control number found on your proxy card.

If you are a beneficial owner and hold your shares in “street name,” you must first obtain a valid legal proxy from your bank, broker, or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker, or other nominee included with these proxy materials, or contact your bank, broker, or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker, or other nominee, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Requests for registration should be directed to cstmail@continentalstock.com. Written requests can be mailed to:
Continental Stock Transfer & Trust Company

1 State St 30th Floor

New York, NY 10004

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Friday, June 30, 2023. Even if you plan to attend the virtual Annual Meeting, e2open recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

E2open Proxy Statement 2023 |	83

Questions and Answers About the Annual Meeting and Voting (cont.)

12	How can I ask questions at the virtual Annual Meeting?

In order to submit a question at the virtual Annual Meeting, you will need your control number. If you are a stockholder of record, the control number can be found on your proxy card. If you are a beneficial owner and hold your shares in “street name,” you can obtain a control number from Continental after you register to attend the Annual Meeting as described above under the heading “How do I attend and vote during the virtual Annual Meeting?”

You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. Questions may be submitted by selecting the messaging icon at the top of the screen and typing your message in the chat box once you are in the virtual Annual Meeting. Questions pertinent to meeting matters will be answered during our virtual Annual Meeting, subject to time constraints. A representative of the Company will read the question aloud prior to responding.

13	What votes need to be present to hold the Annual Meeting?

To have a quorum for our Annual Meeting, the holders of a majority of our shares of common stock outstanding as of May 8, 2023 must be present in person or represented by proxy at the Annual Meeting. The electronic presence of a stockholder at the virtual Annual Meeting will be counted as a stockholder present in person for purposes of determining a quorum.

14	What vote is required to approve each proposal?

Directors are elected by a plurality vote, which means that the nominees receiving the most affirmative votes will be elected, up to the number of directors to be chosen at the meeting. All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person electronically or represented by proxy and entitled to vote.

E2open Proxy Statement 2023 |	84

Questions and Answers About the Annual Meeting and Voting (cont.)

15	How are votes counted?

In the election of e2open directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN” with respect to the proposals relating to the advisory vote to approve executive compensation and the ratification of e2open’s independent registered public accounting firm.

If you sign (including electronic signatures in the case of Internet or telephonic voting) your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. If you sign (including electronic signatures in the case of Internet or telephonic voting) your broker voting instruction card with no further instructions, your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. As described under the header “How do I give voting instructions if I am a beneficial holder?” the election of directors, the advisory vote to approve executive compensation and the frequency of the advisory vote on executive compensation are considered non-routine matters.

We will appoint one or more inspectors of election to count votes cast in person electronically or by proxy.

16	What is the effect of broker non-votes and abstentions?

A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner as to how to vote.

Stock owned by stockholders electing to abstain from voting with respect to any proposal will be counted towards the presence of a quorum. Stock that is beneficially owned and is voted by the beneficial holder through a broker or bank will be counted towards the presence of a quorum, even if there are broker non-votes with respect to some proposals, as long as the broker votes on at least one proposal. Broker “non-votes” will not be considered present and voting with respect to elections of directors or other matters to be voted upon at the Annual Meeting. Therefore, broker “non-votes” will have no direct effect on the outcome of any of the proposals. Abstentions will be considered present and voting and will have the effect of a vote against a proposal.

Questions and Answers About the Annual Meeting and Voting (cont.)

17	Who will pay the costs of soliciting proxies for the Annual Meeting?

E2open will pay all the costs of soliciting proxies for the Annual Meeting. Our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. None of our officers or employees will receive any extra compensation for soliciting your proxy. We will reimburse banks, brokers, and other nominees for the expenses they incur in forwarding the proxy materials to you.

18	Where can I find the voting results of the Annual Meeting?

We will report the voting results in a Form 8-K that we will file with the SEC within four business days after the Annual Meeting. You can find the Form 8-K at www.sec.gov or on our website at https://investors.e2open.com/

19	Who should I call if I have any questions?
If you have any questions about the virtual Annual Meeting, voting or about your ownership of e2open stock, please contact Jennifer Grafton, jennifer.grafton@e2open.com.

E2open Proxy Statement 2023 |	86

No Incorporation

by Reference

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee of the Board of Directors” and the “Report of the Compensation Committee of the Board of Directors” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and are not deemed to be “Soliciting Material.” In addition, this proxy statement includes several website addresses or references to additional company reports found on those websites. These website addresses are intended to provide inactive, textual references only. The information on these websites, including the information contained in those reports, is not part of this proxy statement and is not incorporated by reference.

## OTHER BUSINESS

The Board does not presently intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice included in this proxy statement. As to any business that may properly come before the meeting, however, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of the persons voting such proxies.

E2open Proxy Statement 2023 |	87

E2open and the e2open logo are registered trademarks of e2open, LLC. Moving as one. is a trademark of e2open, LLC.

All other trademarks, registered trademarks, or service marks are the property of their respective owners.

e2open.com | 1.512.425.3500 .Tel | 78759 300E, Austin, TX Great Hills Trail, Suite 9600

P.O. BOX 8016, CARY, NC 27512-9903	YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/ETWO
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE Call 1-866-362-5470
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided

E2open Parent Holdings, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of May 08, 2023

TIME:	Friday, July 7, 2023 9:00 AM, Eastern Time

PLACE:	Annual Meeting to be held live via the Internet - please visit

www.proxydocs.com/ETWO for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated May 26, 2023, in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m. Eastern Time on July 7, 2023, www.proxydocs.com/etwo via a virtual meeting, and hereby appoints Michael A. Farlekas and Chinh E. Chu, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Class A common stock AND Class V common stock of E2open Parent Holdings, Inc. (“E2open”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3 AND FOR ALL SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN THE SOLE DETERMINATION OF THE PROXIES.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

E2open Parent Holdings, Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

        FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	To elect 3 director nominees to serve as Class II directors on the Board of Directors until our 2026 Annual Meeting of Stockholders.
		FOR	WITHHOLD
	1.01 Martin Fichtner	☐	☐		FOR

	1.02 Ryan Hinkle	☐	☐		FOR

	1.03 Timothy Maudlin	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	To hold an advisory vote to approve the compensation of our named executive officers.	☐	☐	☐	FOR

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2024.	☐	☐	☐	FOR

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date